ELFUN
                                      FUNDS
                                  ANNUAL REPORT

                                DECEMBER 31, 2001

UNDERSTANDING YOUR REPORT


A LETTER FROM THE PRESIDENT .........................    1
   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS

   Portfolio managers discuss your Funds' results in 2001

     ELFUN INTERNATIONAL EQUITY FUND ................    3

     ELFUN TRUSTS ...................................    8

     ELFUN DIVERSIFIED FUND .........................   12

     ELFUN TAX-EXEMPT INCOME FUND ...................   23

     ELFUN INCOME FUND ..............................   34

     ELFUN MONEY MARKET FUND ........................   43


NOTES TO PERFORMANCE ................................   47

NOTES TO SCHEDULES OF INVESTMENTS ...................   48

FINANCIAL STATEMENTS
   Financial Highlights .............................   49
   Notes to Financial Highlights ....................   51
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets ............   52

NOTES TO FINANCIAL STATEMENTS .......................   58

INDEPENDENT AUDITORS' REPORT ........................   63

ADDITIONAL INFORMATION ..............................   65

ELFUN FUNDS' INVESTMENT TEAM ........................   67

SHAREHOLDER SERVICES ................    INSIDE BACK COVER
   How you can obtain more information

HIGHLY RATED ELFUN FUNDS

                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING

--------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY-- (International Equity)
--------------------------------------------------------------------------------
      Overall               1349               ****
      3 year                1349               ***
      5 year                 897               ****
      10 year                166               ****


--------------------------------------------------------------------------------
ELFUN TRUSTS-- (Domestic Equity)
--------------------------------------------------------------------------------
      Overall               4811               ****
      3 year               4811                ***
      5 year               3160                ****
      10 year                895               ****


--------------------------------------------------------------------------------
ELFUN TAX-EXEMPT INCOME-- (Municipal Bonds)
--------------------------------------------------------------------------------
Overall and 3 year          1647               ****
      5 year                1445               ****
      10 year                487               ***

--------------------------------------------------------------------------------
ELFUN INCOME-- (Taxable Bond)
--------------------------------------------------------------------------------
Overall and 3 year          1836               ****
      5 year                1360               ****
      10 year                445               ****

--------------------------------------------------------------------------------
ELFUN DIVERSIFIED-- (Domestic Equity)
--------------------------------------------------------------------------------
Overall and 3 year          4811               ****
      5 year                3160               ****
      10 year                895               ****

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance. Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 2001. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary. Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The advisor has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT

DEAR SHAREHOLDER:

Attached is the annual report for the Elfun Funds, for the fiscal year ended December 31, 2001. I invite you to read this letter to help you better understand what happened in the investment markets in the past year and the outlook going forward. It will also provide you with some perspective on how to stay on track to meet your investment goals in today's challenging environment. To find out specific information about a particular Fund's performance, please take a few minutes to review the portfolio manager's commentary and the fund specific data included in this report.

                                 MARKET OVERVIEW

The year 2001 was one that many of us would soon like to forget, and yet never will. The date of September 11th will forever go down in history as one of the most tragic in U.S. history, as America came to grips with a massive and deadly terrorist attack on the heart of our business and political capitals. This stunning event had a significant impact on our country in many ways, not the least of which was economically. That, in turn, affected investment markets throughout the world.

While the attacks were the final touches that assured that the U.S. economy would sink into a recession, much had happened before that to send the economy spiraling downward. Going into the latter months of 2000, it became clear that the nation's economy was slowing. Of particular note, business spending dropped dramatically, particularly involving investments in technology. That had a particularly negative impact on what had been high-flying technology stocks. Other growth stocks tended to lag the market as well. By contrast, investors seemed to have a renewed appetite for stocks of companies in more traditional industries that offered attractive values and demonstrable earnings growth.

After September 11th, consumer spending, up to that point the economy's strong suit, also dropped off, but only temporarily. However, selected industries paid a particularly dear price, most notably the travel and leisure, and insurance industries. Toward the end of September, equity markets reached their low point for the year. In the fourth quarter, more encouraging signs about the economy led to a sharp rebound in stocks, particularly those in the technology sector. Investor enthusiasm finally appeared to be returning to the equity markets. Still, by year's end, stocks had suffered their second straight year of negative returns, the first time that's happened since 1974. The Standard & Poor's 500 stock index dropped by nearly 12%, while the Dow Jones Industrial Average declined about 5.5%.

In an effort to boost a slowing economy, the Federal Reserve (the Fed) took aggressive action, beginning in January 2001 and continuing right through to December. In total, the Fed cut interest rates 11 times. This led to a dramatic decline in yields on short-term debt securities, although the longer-end of the market, while experiencing periods of fluctuation, did not change in dramatic fashion. The yield on 3-month U.S. Treasury Bills fell 4.2% during the year, while yields on 30-year Treasury Bonds ended the year virtually where they began. Toward the end of the 2001, what had been a general rally in the bond market throughout the year fizzled, and interest rates moved higher on longer-term bonds in anticipation of better economic times ahead.

Markets outside of the U.S. were also affected by negative economic trends. Europe found itself in a slower growth mode for much of the year, and Japan continued what has been a decade-long economic struggle, despite promises that the new government would implement much-needed economic reforms. For most of the year, emerging markets suffered as investors shied away from riskier types of investments. However, emerging markets rallied sharply in the fourth quarter, amid improved economic expectations. Stock markets in developed nations also saw improvements as the year came to a close.

                                 MARKET OUTLOOK

It appears that the difficulties many companies faced trying to improve their profit margins in the past two years may be coming to an end. The U.S. economy, while certainly not appearing to be on a rapid ascent, does seem to be enjoying modest improvement. As 2001 came to an end, it appeared the recession was beginning to fade and that the U.S. was on the verge of a positive economic cycle. While expectations are modest, such an environment should create improved prospects for investors in 2002. Within U.S. equity markets, we anticipate that the best opportunities lie in high-quality companies with sustainable franchises. They should be among the first to benefit from better economic times. And since we can expect the markets to remain volatile, these companies are likely to be able to withstand the ups-and-downs better than most. Foreign equity markets also may offer better potential, but not without significant fluctuation. In the bond market, it appears that with the economy back on track, interest rates have likely reached their low points for the current cycle. Still, with the continuation of a low inflation environment, we don't anticipate that rates will move dramatically higher.

[PHOTO OMITTED]

Although 2001 was one of the most challenging years in the investment markets in recent times, the GE Mutual Funds family is proud to recognize the outstanding performance generated by a number of our funds.

Notably, GE ELFUN TRUSTS ranks among the top 20% of all funds in its competitive group for the past one-, three- and five-year periods ending December 31, 2001. The GE ELFUN INCOME FUND performed within the top 20% of its competitive group for the one-year and five-year periods ending at the same point. The GE ELFUN DIVERSIFIED FUND and GE ELFUN TAX-EXEMPT INCOME FUND rank in the top 20% of their competitors for the past three- and five-year periods. This level of performance has proved critical in helping our shareholders achieve their goals. Please see Highly Rated Elfun Funds on the inside of the front cover.

                          STAY FOCUSED ON THE LONG TERM

While most of us may be happy to put 2001 behind us, it is just as important to remember a lesson that is vital to investment success - stay focused on what you are trying to accomplish in your investment portfolio over the long term. Setbacks like those we've experienced in recent times are commonplace in the investment markets. Those who pull money out of the market after a significant downturn often do themselves a disservice. Because sooner or later, and often without warning, the markets often recover lost ground. The fourth quarter of 2001 is a perfect example of this. Just when America had reached a low point and expectations were minimal, the stock market recorded an impressive short-term rally. Those who stayed invested benefited. Those who became discouraged and pulled money out of the market missed the rally.

Now may be a good time to closely examine your portfolio and your objectives and determine if you are comfortable with your current allocation. Chances are, if your situation hasn't changed dramatically, your portfolio shouldn't be altered in any significant way either. While markets will endure difficult periods from time to time, we remain excited about the long-term prospects for American business and what that will mean for our investors.

All of us at the GE Mutual Funds family wish to extend a special thanks to you for continuing to share your trust in our investment professionals. While these can be difficult and distracting times, it is more important than ever for you to make the most of your investment portfolio. To find other services that can help you, I encourage you to check out our website at www.gefn.com/mutual funds. We look forward to continuing to be your partner as you pursue your financial goals.


Sincerely,


/s/ JOHN MYERS

John Myers
President and Chief Executive Officer - GE Asset Management
January 19, 2002


JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                                 ELFUN INTERNATIONAL EQUITY FUND

  Q&A


RALPH LAYMAN (PICTURED AT THE LEFT) IS RESPONSIBLE FOR MANAGING GE ASSET MANAGEMENT'S INTERNATIONAL EQUITY OPERATIONS. RALPH IS AN EXECUTIVE VICE PRESIDENT OF GEAM, A TRUSTEE FOR THE GE PENSION TRUST AND A MEMBER OF THE ASSET ALLOCATION COMMITTEE. HE HAS TWENTY-ONE YEARS OF EXPERIENCE IN THE BUSINESS, INCLUDING FIVE YEARS AS A VICE PRESIDENT AND PORTFOLIO MANAGER OF TEMPLETON INVESTMENT COUNSEL, INC. WHERE HE MANAGED GLOBAL EQUITY INSTITUTIONAL ACCOUNTS. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. IN 1987. RALPH IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A MEMBER OF THE NEW YORK STOCK EXCHANGE INTERNATIONAL CAPITAL MARKETS ADVISORY COMMITTEE AND A MEMBER OF THE FRANK RUSSELL 20/20 EXECUTIVE COMMITTEE. HE HOLDS A BS IN ECONOMICS AND AN MS IN FINANCE FROM THE UNIVERSITY OF WISCONSIN.

MICHAEL SOLECKI IS SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT WITH INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT RESPONSIBILITIES, WITH PARTICULAR RESEARCH EMPHASIS ON EUROPEAN SECURITIES. MICHAEL HAS FOURTEEN YEARS OF INVESTMENT EXPERIENCE, TEN OF THEM WITH GE. AFTER COMPLETING THE GE FINANCIAL MANAGEMENT PROGRAM, MICHAEL BECAME AN INTERNATIONAL SECURITIES ANALYST WITH GE ASSET MANAGEMENT. HE WAS BASED IN OUR AFFILIATED EUROPEAN OFFICE IN LONDON, ENGLAND FROM 1992-1995. BEFORE JOINING GE, MICHAEL WORKED FOR MONARCH CAPITAL CORPORATION AS A FINANCIAL ANALYST. HE HAS AN MBA FROM FORDHAM UNIVERSITY, A BS IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE AND IS A HOLDER OF THE CHARTERED FINANCIAL ANALYST DESIGNATION.

[PHOTO OMITTED]

Q. HOW DID THE ELFUN INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?

A. The Elfun International Equity Fund declined 19.07% during the year ended December 31, 2001. During the same period the MSCI EAFE Index declined 21.61%, while our Lipper peer group of 330 Global Stock funds lost an average of 17.14%.


Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Ultimately, our superior stock selection made the difference in a difficult year beset by the unexpected. Holdings in emerging markets, an area of strong performance late in the year, made a positive contribution, as did our underweight position in Japan, which continued to struggle. The domestic outlook in Japan is very bleak, as only those companies with a strong export component show signs of cash- earnings growth as they take advantage of a weakening Yen.


Q. WHAT CIRCUMSTANCES CREATED SUCH A NEGATIVE ENVIRONMENT IN THE MARKET?

A. The global economy deteriorated sharply in 2001 with no single region avoiding either a substantial drop in economic growth or a move into actual recession. The economic struggles were triggered by a collapse in investment at the corporate level. Interestingly, the consumer has remained active throughout this difficult period. The massive coordinated easing of monetary policy around the world would have had an impact on the global economy earlier but for the shock of the terrorist attacks on the United States in September. However, we do anticipate that with interest rates at 40-year lows, we should be on the verge of an economic recovery.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND AFFECTED PERFORMANCE?

A. The Fund has maintained a defensive orientation through most of the year, emphasizing financials and long-cycle capital goods stocks plus those in the healthcare and food and drug retail areas, where valuations appeared to be attractive. At the end of the third quarter, holdings in financials stocks had been the main contributor to performance but, in the fourth quarter, market rotation into cyclical stocks saw our holdings in consumer discretionary stocks, resources, and technology-related holdings, outperform the rest of our portfolio.

Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL?

A. Favored stocks during the year include: Taiwan Semiconductor (Taiwan - technology); Samsung Electronics (Korea - office electronics); Canon (Japan - office electronics); BMW (Germany - autos); Honda (Japan - autos); BNP Paribas (France - banking); BHP Billiton (UK - basic materials); Pohang Iron & Steel (Korea - basic materials); and Brambles (Australia - commercial services).


Q. WHAT IS YOUR OUTLOOK FOR GLOBAL MARKETS AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We believe the strong performance of the fourth quarter will be hard to replicate in the early months of 2002. Stock prices, in a slump most of the year, moved in advance of fundamental factors in the fourth quarter and signs of recovery, whether it be in the economy, corporate sales or profits, are anemic at best. The portfolio continues to be defensively oriented but includes stocks that will benefit from a return to a more favorable economic environment. In addition, we continue to search for new, high-quality investments that meet our qualitative and quantitative requirements.

                                                 ELFUN INTERNATIONAL EQUITY FUND

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                       [INT'L. EQUITY LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOWS:

           ELFUN INTERNATIONAL EQUITY FUND                     MSCI EAFE
'91                  $10,000.00                                $10,000.00
'92                   10,594.42                                  8,782.97
'93                   13,971.88                                 11,642.51
'94                   13,884.17                                 12,548.08
'95                   16,109.69                                 13,954.67
'96                   18,708.95                                 14,797.69
'97                   20,293.65                                 15,060.29
'98                   23,817.15                                 18,071.41
'99                   33,081.64                                 22,944.33
'00                   30,115.09                                 19,693.75
'01                   24,373.13                                 15,437.16

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun International
   Equity Fund  (19.07%)    5.43%      9.32%

MSCI EAFE       (21.61%)    0.85%      4.44%


                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income consistent with prudent investment management and the preservation of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.

                         *LIPPER PERFORMANCE COMPARISON

                             GLOBAL STOCK PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01

                                                     ONE      FIVE     TEN
                                                     YEAR     YEAR    YEAR

   Fund's rank in peer group: ...................      189      82      15

   Number of Funds in peer group: ...............      330     161      33

   Peer group average annual total return: ......   (17.14%)  5.66%   8.37%

   Lipper categories in peer group:                 GLOBAL, GLOBAL SMALL CAP

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                                TOP TEN HOLDINGS
                             AS OF DECEMBER 31, 2001
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Vodafone Group PLC                       3.11%
--------------------------------------------------------------------------------
TotalFinaElf (Class B)                   2.88%
--------------------------------------------------------------------------------
Vivendi Universal S.A.                   2.80%
--------------------------------------------------------------------------------
BAE Systems PLC                          2.80%
--------------------------------------------------------------------------------
ING Groep N.V.                           2.35%
--------------------------------------------------------------------------------
Taiwan Semiconductor
   Manufacturing Co. Ltd.                2.27%
--------------------------------------------------------------------------------
Carrefour S.A.                           2.21%
--------------------------------------------------------------------------------
Koninklijke Ahold N.V.                   2.15%
--------------------------------------------------------------------------------
CGNU PLC                                 2.14%
--------------------------------------------------------------------------------
Telefonica S.A.                          2.10%
--------------------------------------------------------------------------------


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

ELFUN INTERNATIONAL EQUITY FUND

[INTL. EQUITY PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

MARKET VALUE OF $194,151

EUROPE 68.3%
JAPAN 12.0%
PACIFIC RIM 9.6%
OTHER REGIONS 7.3%
SHORT TERM 2.8%


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------


COMMON STOCK -- 95.4%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.9%

Brambles Industries Ltd. ......    681,888  $    3,630

BRAZIL -- 2.3%

Empresa Brasileira de
   Aeronautica S.A. ADR .......     68,176       1,509
Petroleo Brasileiro S.A. -
   Petrobras ADR ..............     17,313         385
Petroleo Brasileiro S.A. -
   Petrobras ADR ..............     63,773       1,486
Uniao de Bancos Brasileiros
   S.A. GDR ...................     52,014       1,160
                                                 4,540

CANADA -- 3.4%

Biovail Corp. .................      9,204         518 (a)
Bombardier Inc. (Class B) .....    133,769       1,386
Manulife Financial Corp. ......     68,700       1,795
Petro-Canada ..................    118,816       2,933
                                                 6,632

CHINA -- 0.6%

China Petroleum & Chemical
   Corp. (Series H) ...........  8,752,000       1,201

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

FINLAND -- 2.5%

Sampo Oyj (Series A) ..........    340,285  $    2,665
Stora Enso Oyj ................    157,651       2,018
TietoEnator Oyj ...............      3,958         105
                                                 4,788

FRANCE -- 16.6%

Aventis S.A. (Class A) ........     47,292       3,357
Axa ...........................    123,764       2,586
Banque Nationale de Paris .....     14,742       1,319 (a)
BNP Paribas S.A. ..............     20,268       1,813
Carrefour S.A. ................     82,416       4,284
Lagardere S.C.A. ..............     89,592       3,748
Michelin CGDE (Regd.)
   (Class B) ..................     61,012       2,012 (a)
Suez S.A. .....................     71,085       2,152
TotalFinaElf (Class B) ........     39,174       5,593
Vivendi Universal S.A. ........     99,461       5,445
                                                32,309

GERMANY -- 7.7%

Allianz AG ....................      5,106       1,209
Bayerische Hypo- und
   Vereinsbank AG .............     20,619         630
Bayerische Motoren Werke
   (BMW) AG ...................     63,408       2,210
Deutsche Bank AG ..............     37,486       2,649
E.On AG .......................     32,231       1,669
Fresenius Medical Care AG .....     11,545         714
Merck KGaA ....................     24,038         888
Metallgesellschaft AG .........    139,608       1,162
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ....     13,829       3,754
                                                14,885

HONG KONG -- 2.0%

Cheung Kong (Holdings) Ltd. ...    194,427       2,019
Giordano International Ltd. ...  2,004,000         887
Johnson Electric Holdings Ltd.     906,000         953
                                                 3,859

IRELAND -- 3.5%

Bank of Ireland ...............    129,541       1,226
CRH PLC .......................    155,289       2,730
Elan Corp. PLC ADR ............     40,260       1,814 (a)
Jefferson Smurfit Group PLC ...    450,587         978
                                                 6,748

-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

      ELFUN INTERNATIONAL EQUITY FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

ISRAEL -- 0.9%

Teva Pharmaceutical Industries
   Ltd. ADR ...................    27,673 $      1,706

ITALY -- 3.2%

Banca Intesa S.p.A. ...........   871,323        2,179
Riunione Adriatica di Sicurta
   S.p.A (RAS) ................   258,321        3,042
Saipem S.p.A. .................   198,882          974
                                                 6,195

JAPAN -- 12.0%

AIFUL CORP. ...................     8,500          550
Canon Inc. ....................    72,000        2,479
Fujitsu Ltd. ..................   104,000          757
HONDA MOTOR CO. LTD. ..........    44,100        1,761
ITOCHU Corp. ..................   207,508          469
KOMATSU LTD. ..................   354,000        1,267
Mazda Motor Corp. .............   581,000        1,033 (a)
Minebea Co. Ltd. ..............   307,000        1,654
MURATA MANUFACTURING
   CO. LTD. ...................    26,000        1,560
Nippon Telegraph and
   Telephone Corp. (NTT) ......       148          482
NTT DoCoMo Inc. ...............        71          835
SANKYO CO. LTD. ...............    51,000          874
SANYO ELECTRIC CO. LTD. .......   153,000          723
Sharp Corp. ...................   160,000        1,872
Shin-Etsu Chemical Co. ........    51,900        1,866
Sony Corp. ....................    43,200        1,975
TERUMO CORP. ..................    64,800          840
Toshiba Corp. .................   655,000        2,250
                                                23,247

MEXICO -- 0.7%

Grupo Televisa S.A. ADR .......    31,657        1,367 (a)

NETHERLANDS -- 7.3%

ASM Lithography Holding N.V. ..    28,230          491 (a)
IHC Caland N.V. ...............    42,290        1,976
ING Groep N.V. ................   179,270        4,570
Ispat International N.V. (Regd.)
   (Class A) ..................    54,970           96 (a)
Koninklijke (Royal) Philips
   Electronics N.V. ...........   100,020        2,972
Koninklijke Ahold N.V. ........   143,267        4,168
                                                14,273

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

NORWAY -- 0.4%

Statoil ASA ...................   105,451  $       723 (a)

POLAND -- 0.3%

Telekomunikacja Polska S.A.
   ADR (Series A) .............   162,532          569 (a,b)

PORTUGAL -- 0.9%

Banco Comercial Portugues
   S.A. (BCP) .................   440,670        1,785 (a)

SINGAPORE -- 0.2%

Datacraft Asia Ltd. ...........   219,840          479

SOUTH KOREA -- 2.6%

Kookmin Bank ADR ..............    10,653          405
Korea Telecom Corp. ...........    11,150          426
Korea Telecom Corp. ADR .......    28,802          585
Pohang Iron & Steel Co. Ltd. ..    18,030        1,681
Pohang Iron & Steel Co. Ltd.
   ADR ........................     2,813           65
Samsung Electronics Co. Ltd. ..     8,760        1,868
                                                 5,030

SPAIN -- 2.5%

Acciona S.A. ..................    11,397          416
Repsol YPF S.A. ...............    14,921          217
Telefonica S.A. ...............   304,942        4,080 (a)
Telefonica S.A. ADR ...........     3,865          155 (a)
                                                 4,868

SWEDEN -- 2.1%

Autoliv Inc. SDR ..............   108,828        2,186
Nordea AB (NDA) FDR ...........   299,063        1,595
Svenska Handelsbanken
   AB (Series A) ..............    17,854          263
                                                 4,044

SWITZERLAND -- 2.4%

Credit Suisse Group ...........    84,172        3,591 (a)
Syngenta AG ADR ...............    21,600        1,119 (a)
                                                 4,710

------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------

TAIWAN -- 2.3%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ..... 1,759,390 $      4,405 (a)

UNITED KINGDOM -- 17.1%

Amersham PLC ..................   150,768        1,456
BAE Systems PLC ............... 1,208,325        5,437
BHP Billiton PLC ..............   649,154        3,294
Cable & Wireless PLC ..........   150,251          722
CGNU PLC ......................   338,826        4,162
Friends Provident PLC .........   466,257        1,356 (a)
International Power PLC .......   307,094          904 (a)
Invensys PLC ..................   888,371        1,540
National Grid Group PLC .......   261,567        1,627
Prudential PLC ................   152,227        1,762
Reed International PLC ........   136,841        1,134
Royal & Sun Alliance Insurance
   Group PLC ..................   386,372        2,217
Safeway PLC ...................   338,320        1,574
Scottish Power PLC ............    16,116           89
Vodafone Group PLC ............ 2,312,350        6,043
                                                33,317
TOTAL COMMON STOCK
   (COST $205,296) ............                185,310


--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.7%
--------------------------------------------------------------------------------

GERMANY -- 1.7%

Fresenius Medical Care AG .....    10,903          503
Henkel KGaA ...................    36,634        2,071
Porsche AG ....................     2,146          815
                                                 3,389
TOTAL PREFERRED STOCKS
   (COST $3,277) ..............                  3,389


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------


FRANCE -- 0.0%

Publicis Group SA-CVG,
   03/07/02 ...................     9,083           30 (a)

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

GERMANY -- 0.0%

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 ...................       183  $        11(a)
TOTAL WARRANTS
   (COST $0)                                        41
TOTAL INVESTMENTS IN SECURITIES
   (COST $208,573) ............                188,740


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $5,411) ..............     5,411        5,411(p)

OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                        155
                                              --------

NET ASSETS-- 100% .............               $194,306
                                              ========

OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Elfun International Equity Fund was invested in the following sectors at December 31, 2001:

SECTOR                 PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                         25.91%
Consumer Discretionary                             15.54%
Industrials                                        10.42%
Materials                                           8.80%
Information Technology                              7.41%
Telecommunication Services                          7.16%
Energy                                              6.96%
Healthcare                                          6.53%
Consumer Staples                                    5.16%
Utilities                                           3.32%
Short Term                                          2.79%
                                                  ------
                                                  100.00%
                                                  ======

------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                    ELFUN TRUSTS

  Q&A

DAVE CARLSON IS THE SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT RESPONSIBLE FOR MANAGING U.S. AND GROWTH EQUITY PORTFOLIOS. HE JOINED GE IN 1980 AS PART OF THE GE FINANCIAL MANAGEMENT PROGRAM. HE HAS NINETEEN YEARS INVESTMENT EXPERIENCE. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST, AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A BS IN FINANCE.


Q. HOW DID ELFUN TRUSTS PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?

A. Elfun Trusts declined 5.98% during the year ended December 31, 2001. This was better than our comparative indexes. During the same period the S&P 500 Index declined 11.91% and our Lipper peer group of 720 Large Cap Core funds lost an average of 13.77%.


Q. WHAT WERE THE FACTORS THAT DROVE PERFORMANCE?

A. Elfun Trusts holds approximately 66 stocks in the portfolio, and the performance is largely driven by the price action of its largest holdings. Looking at the performance of the S&P 500, the worst performing sectors were technology and utilities. Technology stocks declined 25%, and utilities stocks dropped 19%. Elfun Trusts, with its growth focus, hasn't owned any electric or gas utilities for many years, so that was a plus. And in the technology sector, our holdings actually had a positive return for the year, driven by the performance of our holdings of computer service stocks.


Q. WHAT INDIVIDUAL STOCKS OR GROUPS STOCKS AFFECTED PERFORMANCE?

A. Some of our best- and worst-performing stocks came from the technology sector. On the plus side, Dell Computer and Microsoft were both up over 50% last year. On the down side, Cisco was down 53% and EMC (computer storage) was down 79%. Overall, technology hardware companies were laggards, but fortunately, we held a smaller-than-average position in the group.

    Healthcare was also a mixed bag. Johnson & Johnson and Abbott Labs were up in price, while Merck and Bristol-Myers were down sharply. Overall, healthcare was a positive contributor to Fund performance.

    First Data was a big help to performance with a 49% rise in price last year. First Data remains a large holding in the portfolio.


Q. HOW WOULD YOU DESCRIBE THE FUND - GROWTH, VALUE, OR CORE?

A. We view Elfun Trusts as a growth-oriented fund, but acknowledge that it isn't too far out on the growth spectrum. We attempt to pick companies that can grow earnings over the long term at a rate in excess of 10% annually. This double-digit growth rate compares to favorably to the average annual growth rate for stocks in the S&P 500 which is 7-8%.


Q. WHAT IS THE OUTLOOK FOR THE FUND IN THE NEW YEAR?

A. We think this year will, like last year, result in the same phenomenon of winners and losers in each sector, and stock selection will be the key to outperforming the averages. We see the economy recovering, corporate earnings rebounding, and the possibility of a modest rise in stock prices following two years of declines. We expect little more than a modest rise in stock prices because valuation levels are still quite high.

   Presently, the Fund is overweight in healthcare, media, and financial stocks. We also have a slight overweight in technology stocks, but concentrated in the software/services industry. We are underweight in basic materials, utilities, and energy. The focus remains the same; high quality, above-average growth stocks, at a reasonable valuation should drive performance over the long term.


  [PHOTO OMITTED]

                                                                    ELFUN TRUSTS

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[ELFUN TRUST LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

              ELFUN TRUSTS              S&P 500
'91            $10,000.00              $10,000.00
'92             10,927.83               10,772.12
'93             11,908.85               11,850.80
'94             11,935.93               12,005.12
'95             16,613.96               16,506.40
'96             20,526.00               20,321.66
'97             26,859.66               27,086.69
'98             33,021.55               34,860.04
'99             39,540.47               42,204.30
'00             41,870.34               38,328.48
'01             39,364.51               33,762.80

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Trusts     (5.98%)   13.91%     14.69%

S&P 500         (11.91%)   10.69%     12.94%


                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in equity securities of U.S. companies.

                         *LIPPER PERFORMANCE COMPARISON

                            LARGE CAP CORE PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01

                                                       ONE      FIVE      TEN
                                                       YEAR     YEAR     YEAR

   Fund's rank in peer group: .................          27        6       4

   Number of Funds in peer group: .............         720      329      102

   Peer group average annual total return: ....      (13.77%)   8.19%   11.01%

   Lipper categories in peer group: ...........            LARGE CAP CORE


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                                TOP TEN HOLDINGS
                             AS OF DECEMBER 31, 2001
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Citigroup Inc.                           6.41%
--------------------------------------------------------------------------------
First Data Corp.                         5.80%
--------------------------------------------------------------------------------
Liberty Media Corp. (Class A)            3.54%
--------------------------------------------------------------------------------
Cardinal Health Inc.                     3.48%
--------------------------------------------------------------------------------
Johnson & Johnson                        3.21%
--------------------------------------------------------------------------------
Fannie Mae                               3.03%
--------------------------------------------------------------------------------
Vodafone Group PLC ADR                   2.72%
--------------------------------------------------------------------------------
Dover Corp.                              2.69%
--------------------------------------------------------------------------------
Microsoft Corp.                          2.51%
--------------------------------------------------------------------------------
Automatic Data Processing Inc.           2.46%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

ELFUN TRUSTS

[ELFUN TRUST PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

MARKET VALUE OF $2,575,514

CONSUMER STABLE 26.0%
TECHNOLOGY 20.4%
FINANCIAL  19.4%
CONSUMER CYCLICAL 14.3%
CAPITAL GOODS 6.9%
ENERGY 6.0%
SHORT TERM 4.1%
UTILITIES 2.9%


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------


COMMON STOCK -- 96.8%
--------------------------------------------------------------------------------


CAPITAL GOODS -- 7.0%

Alleghany Corp. ...............     37,537  $    7,224 (a)
Dover Corp. ...................  1,870,000      69,321 (k)
Molex Inc. (Class A) ..........  2,140,000      57,887
Republic Services Inc. ........    700,000      13,979 (a)
Waste Management Inc. .........    960,000      30,634
                                               179,045

CONSUMER - CYCLICAL -- 14.4%

Carnival Corp. ................  1,450,000      40,716 (k)
Catalina Marketing Corp. ......  1,435,000      49,794 (a,k)
Charter Communications Inc.
   (Class A) ..................    680,000      11,172 (a,k)
Comcast Corp. (Class A) .......  1,650,000      59,400 (a)
CVS Corp. .....................    300,000       8,880
Gemstar-TV Guide
   International Inc. .........    170,000       4,709 (a)
Home Depot Inc. ...............  1,065,000      54,326
Liberty Media Corp. (Class A) .  6,520,000      91,280 (a)
Metromedia International
   Group Inc. .................    270,000         219 (a)
NTL Inc. ......................  2,390,000       2,247 (a,k)
The Interpublic Group of
   Cos. Inc. ..................  1,020,000      30,131
The Walt Disney Co. ...........    375,000       7,770
Viacom Inc. (Class B) .........    160,000       7,064 (a)
                                               367,708

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 26.2%

Abbott Laboratories ...........  1,010,000  $   56,307
American Home Products Corp. ..    600,000      36,816
Apogent Technologies Inc. .....  1,300,000      33,540 (a)
Bristol-Myers Squibb Co. ......    850,000      43,350
Cardinal Health Inc. ..........  1,385,000      89,554
Colgate-Palmolive Co. .........    240,000      13,860
DENTSPLY International Inc. ...    465,000      23,343
Energizer Holdings Inc. .......    235,000       4,477 (a)
IMS Health Inc. ...............    445,000       8,682
Johnson & Johnson .............  1,400,000      82,740
Lincare Holdings Inc. .........  1,795,000      51,427 (a)
Merck & Co. Inc. ..............  1,035,000      60,858
Pepsico Inc. ..................    750,000      36,518 (k)
Pfizer Inc. ...................  1,580,000      62,963
Philip Morris Cos. Inc. .......    725,000      33,241 (h)
Sybron Dental Specialties Inc..    365,000       7,877 (a)
The Gillette Co.                   710,000      23,714
                                               669,267

ENERGY -- 6.0%

Anadarko Petroleum Corp. ......    565,000      32,120
Baker Hughes Inc. .............    880,000      32,094
ExxonMobil Corp. ..............    760,000      29,868
Nabors Industries Inc. ........    590,000      20,255 (a,k)
Schlumberger Ltd. .............    720,000      39,564
                                               153,901

FINANCIAL -- 19.6%

AFLAC Inc. ....................    380,000       9,333
American Express Co. ..........    430,000      15,347
American International
   Group Inc. .................    660,000      52,404
Bank One Corp. ................    595,000      23,235
Berkshire Hathaway Inc.
   (Class B) ..................     14,000      35,350 (a)
Citigroup Inc. ................  3,270,000     165,069
Fannie Mae ....................    980,000      77,910
Fidelity National Financial
   Inc. .......................    535,000      13,268
Loews Corp. ...................    385,000      21,321
Marsh & McLennan Cos. Inc. ....    435,000      46,741
State Street Corp. ............    650,000      33,962 (e)
Washington Mutual Inc. ........    160,000       5,232
                                               499,172

TECHNOLOGY -- 20.6%

Applied Materials Inc. ........    530,000      21,253 (a)
Automatic Data Processing Inc..  1,075,000      63,317
Certegy Inc. ..................  1,085,000      37,129 (a)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Cisco Systems Inc. ............  1,160,000 $    21,007 (a)
Dell Computer Corp. ...........    865,000      23,511 (a)
EMC Corp. .....................    660,000       8,870 (a)
Equifax Inc. ..................  2,145,000      51,802
First Data Corp. ..............  1,905,000     149,447 (h)
Intel Corp. ...................  1,600,000      50,320
Intuit Inc. ...................    610,000      26,096 (a)
Microsoft Corp. ...............    975,000      64,594 (a)
Texas Instruments Inc. ........    275,000       7,700
                                               525,046

UTILITIES -- 3.0%

Sprint Corp. (PCS Group) ......    225,000       5,492 (a,k)
Vodafone Group PLC ADR ........  2,730,000      70,106 (k)
                                                75,598
TOTAL INVESTMENTS IN SECURITIES
   (COST $1,279,628) ..........              2,469,737


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund ............     81,839      81,839 (p)

State Street Navigator Securities
   Lending Prime Portfolio ....     23,938      23,938 (o)
TOTAL SHORT-TERM INVESTMENTS
   (COST $105,777) ............                105,777

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.9)% .................                (22,738)
                                            ----------

NET ASSETS-- 100%                           $2,552,776
                                            ==========


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                          ELFUN DIVERSIFIED FUND

  Q&A

THE ELFUN DIVERSIFIED FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF EXPERTISE:
DAVE CARLSON MANAGES THE U.S. EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 3 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MACDOUGALL MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 34 FOR BOB'S BIOGRAPHICAL DETAILS).


Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?

A. The Elfun Diversified Fund declined 2.73% during the year ended December 31, 2001. During the same period, the Fund's broad-based benchmarks, the Standard & Poor's 500 Composite Price Index and the Lehman Brothers Aggregate Bond Index, declined 11.91% and increased 8.44%, respectively. The Fund easily outpaced its Lipper peer group of 479 Balanced funds, which lost an average of 4.39%.


Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT DO YOU ANTICIPATE GOING FORWARD WITHIN EACH OF THE ASSET CLASSES REPRESENTED IN THE FUND?

A. The U.S. equity portion of the Fund outperformed the S&P 500 Index primarily due to solid stock selection in the technology sector. Unlike last the previous year in which the Fund's strong relative performance was due to an underweight position in the technology sector, this year stock selection was the key, as we took advantage of more reasonably valued technology stocks. Service companies like First Data, Equifax, and Certigy performed well, as did Microsoft. The communications equipment industry, which we de-emphasized, was extremely weak this year due to lower demand by both Internet companies and other corporations looking to rein in technology spending. Our overweight position in the consumer stable sector helped our performance year-to-date, despite weakness in the fourth quarter. The consumer cyclical sector remained a difficult area this year, particularly in broadcast media and services. We were overweight broadcast media in 2001, which performed poorly due to the steepest decline in the advertising market seen in recent memory. These are uncertain times and while we hope for a recovery early in 2002, but this is far from certain. Based on our strategy of holding industry leaders with strong, understandable growth and solid balance sheets, we believe the aggregate portfolio remains well positioned for good relative performance in the current environment.

   The fixed income portion of the Fund provided solid returns, although it slightly underperformed the Lehman Brothers Aggregate Bond Index. The year began with a surprise inter-meeting move by the Federal Reserve (the Fed) to lower its federal funds rate 50 basis points on January 3rd. With what would be the first of eleven such easings of monetary policy, the bond market rally was off and running. By year's end, the target for the Fed's overnight bank lending rate had been reduced eleven times and 475 basis points (4.75%) to 1.75%. Treasury yields along the entire maturity spectrum dropped, particularly on the shorter end, as bond investors continued to price in further Fed easing to fight off a slowing of the economy. The prospect that these timely central bank moves would stave off recession drew investors toward corporate bonds, narrowing their yield differentials to U.S. Treasuries. But, in fact, recession did indeed set in during the third quarter (-1.3% real GDP growth), with falling employment and consumer confidence, exacerbated by the tragedy of September 11th. The Fed immediately rushed in to supply liquidity to the financial markets. As a result, short-term yields continued to decline far faster than those on the longer end of the maturity spectrum. Long-term U.S. Treasuries enjoyed a surprise up move in prices in late October when the Treasury announced the suspension of thirty-year bond issuance. Although economic activity remained negative in the fourth quarter, investors saw signs of a bottoming in consumer confidence and lower unemployment claims, subsequently pushing yields higher in November and December. By year-end 2, 5 and 10-year note yields fell 207, 67 and 6 basis points, respectively, while the 30-year bond yield inched up 1 basis point. As a result, 2, 5, 10 and thirty-year yields ended 2001 at 3.02%, 4.30%, 5.05% and 5.47%, respectively. Corporate bonds performed the best during the year, generating returns that were about 2.5% better than those of U.S. Treasuries. Mortgage-backed securities were hurt by the volatility and a plummet in mortgage refinancings activity, caused by the sharp backup in rates in November. Asset-backed and commercial mortgage-backed sectors performed well in 2001, generating returns in excess of what was earned in Treasury securities.

   Our allocation in international equities sets the Fund apart from many other balanced funds, which typically focus only on U.S. financial markets. The global economy deteriorated sharply in 2001, with no single region avoiding either a substantial drop in the rate of economic growth or a move into actual recession. These economic struggles were triggered by a collapse in investment at the corporate level. By contrast, the consumer has remained active throughout this difficult period. The massive coordinated easing of monetary policy around the world would have had an impact on the global economy earlier but for the shock of the terrorist attacks on the United States in September. However, we do anticipate that with interest rates at 40-year lows, we should be on the verge of an economic recovery.


Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix is 45% in U.S. equities, 14% in international equities, 36% in fixed income securities, and 5% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.

                                                          ELFUN DIVERSIFIED FUND

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                   [ELFUN DIVERSIFIED FUND LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOWS:

      ELFUN DIVERSIFIED FUND      S&P 500            LB AGGREGATE             COMPOSITE INDEX
'91          10,000.00           10,000.00             10,000.00                 10,000.00
'92          10,934.91           10,772.12             10,740.26                 10,765.03
'93          11,908.32           11,850.80             11,787.34                 11,836.21
'94          11,876.79           12,005.12             11,443.61                 11,796.13
'95          15,096.03           16,506.40             13,557.67                 15,289.79
'96          17,269.47           20,321.66             14,049.89                 17,592.59
'97          20,476.65           27,086.69             15,406.27                 21,739.78
'98          23,987.49           34,860.04             16,744.53                 26,316.48
'99          27,355.28           42,204.30             16,607.01                 29,477.65
'00          28,849.65           38,328.48             18,537.75                 29,170.13
'01          28,061.52           33,762.80             20,102.98                 28,082.67

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                         ONE      FIVE       TEN
                         YEAR      YEAR      YEAR
--------------------------------------------------------------------------------

Elfun Diversified Fund  (2.73%)   10.20%    10.87%

S&P 500                (11.91%)   10.69%    12.94%

LB Aggregate             8.44%     7.43%     7.23%

Composite Index*        (3.73%)    9.80%    10.88%



                               INVESTMENT PROFILE

A fund designed for investors who seek the highest total return consistent with prudent investment management and the preservation of capital by investing primarily in a combination of U.S. and foreign equity securities, and debt securities.

                         *LIPPER PERFORMANCE COMPARISON

                               BALANCED PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01

                                                ONE     FIVE     TEN
                                                YEAR    YEAR    YEAR

   Fund's rank in peer group: ................   144      47      14

   Number of Funds in peer group: ............   479     293      71

   Peer group average annual total return: ... (4.39%)  7.64%  9.40%

   Lipper categories in peer group: ..........        BALANCED


*SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                                TOP TEN HOLDINGS
                             AS OF DECEMBER 31, 2001
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Citigroup Inc.                           2.97%
--------------------------------------------------------------------------------
First Data Corp.                         2.61%
--------------------------------------------------------------------------------
Liberty Media Corp. (Class A)            1.60%
--------------------------------------------------------------------------------
Cardinal Health Inc.                     1.57%
--------------------------------------------------------------------------------
Fannie Mae                               1.55%
--------------------------------------------------------------------------------
Johnson & Johnson                        1.27%
--------------------------------------------------------------------------------
Vodafone Group PLC ADR                   1.23%
--------------------------------------------------------------------------------
Dover Corp.                              1.20%
--------------------------------------------------------------------------------
Microsoft Corp.                          1.13%
--------------------------------------------------------------------------------
Pfizer Inc.                              1.10%
--------------------------------------------------------------------------------

------------------
SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


ELFUN DIVERSIFIED FUND

[ELFUND DIVERSIFIED FUND PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

MARKET VALUE OF $222,434

DOMESTIC EQUITY 43.1%
BONDS AND NOTES 36.4%
FOREIGN EQUITY 15.6%
SHORT TERM & OTHER 4.9%


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------


DOMESTIC EQUITY -- 45.0%
--------------------------------------------------------------------------------


CAPITAL GOODS -- 3.9%

Alleghany Corp. ...............       881  $       169 (a)
Dover Corp. ...................    72,165        2,675
Emerson Electric Co. ..........     8,402          480
Minnesota Mining &
   Manufacturing Co. ..........     4,891          578
Molex Inc. (Class A) ..........    82,911        2,243
United Technologies Corp. .....     7,482          484
Waste Management Inc. .........    54,787        1,748
                                                 8,377

CONSUMER - CYCLICAL -- 6.9%

Carnival Corp. ................    56,291        1,581
Catalina Marketing Corp. ......    54,168        1,880 (a)
Charter Communications Inc.
   (Class A) ..................    26,529          436 (a)
Comcast Corp. (Class A) .......    64,029        2,305 (a)
CVS Corp. .....................    11,939          353
Gemstar-TV Guide
   International Inc. .........     6,589          183 (a)
Home Depot Inc. ...............    41,566        2,120
Liberty Media Corp.
   (Class A) ..................   254,303        3,560 (a,h)
NTL Inc. ......................    92,771           87 (a)
The Interpublic Group of
   Cos. Inc. ..................    39,797        1,176

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

The Walt Disney Co. ...........    14,592  $       302
Viacom Inc. (Class B) .........    14,551          642 (a)
                                                14,625

CONSUMER - STABLE -- 12.0%

Abbott Laboratories ...........    39,355        2,194
American Home Products Corp. ..    23,657        1,452
Apogent Technologies Inc. .....    48,464        1,250 (a)
Bristol-Myers Squibb Co. ......    33,164        1,691
Cardinal Health Inc. ..........    53,946        3,488
Colgate-Palmolive Co. .........     7,694          444
DENTSPLY International Inc. ...    16,759          841
Energizer Holdings Inc. .......     8,976          171 (a)
IMS Health Inc. ...............    17,334          338
Johnson & Johnson .............    47,889        2,830
Lincare Holdings Inc. .........    70,043        2,007 (a)
Medtronic Inc. ................     5,169          265
Merck & Co. Inc. ..............    38,869        2,286
Pepsico Inc. ..................    29,052        1,415
Pfizer Inc. ...................    61,420        2,448
Philip Morris Cos. Inc. .......    24,055        1,103
Sybron Dental Specialties Inc..    14,062          304 (a)
The Gillette Co. ..............    26,929          899
                                                25,426

ENERGY -- 2.8%

Anadarko Petroleum Corp. ......    21,535        1,224
Baker Hughes Inc. .............    34,270        1,250
ExxonMobil Corp. ..............    29,361        1,154
Nabors Industries Inc. ........    23,038          791 (a)
Schlumberger Ltd. .............    27,858        1,531
                                                 5,950

FINANCIAL -- 9.7%

AFLAC Inc. ....................    14,371          353
American Express Co. ..........    28,216        1,007
American International
   Group Inc. .................    30,095        2,389
Bank One Corp. ................    23,348          912
Berkshire Hathaway Inc.
   (Class B) ..................       552        1,394 (a)
Citigroup Inc. ................   131,012        6,613
Fannie Mae ....................    43,485        3,457
Fidelity National Financial
   Inc. .......................    20,916          519
Loews Corp. ...................    15,034          833
Marsh & McLennan Cos. Inc. ....    16,007        1,720
State Street Corp. ............    25,161        1,315 (e)
Washington Mutual Inc. ........     6,190          202
                                                20,714

------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

TECHNOLOGY -- 9.6%

Applied Materials Inc. ........    20,650 $        828 (a)
Automatic Data Processing Inc..    40,991        2,414
Certegy Inc. ..................    42,185        1,443 (a)
Cisco Systems Inc. ............    44,882          813 (a)
Dell Computer Corp. ...........    33,828          919 (a)
EMC Corp. .....................    25,647          345 (a)
Equifax Inc. ..................    83,220        2,010
First Data Corp. ..............    74,068        5,811
Intel Corp. ...................    61,907        1,947
Intuit Inc. ...................    23,657        1,012 (a)
Microsoft Corp. ...............    37,807        2,505 (a)
Texas Instruments Inc. ........    10,789          302
                                                20,349

UTILITIES -- 0.1%

Sprint Corp. (PCS Group) ......     8,976          219 (a)
TOTAL DOMESTIC EQUITY
   (COST $72,086) .............                 95,660


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.1%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 2.4%

Autoliv Inc. SDR ..............    20,080          403
Bayerische Motoren Werke
   (BMW) AG ...................    10,504          366
Giordano International Ltd. ...   276,000          122
Grupo Televisa S.A. ADR .......     5,729          247 (a)
HONDA MOTOR CO. LTD. ..........     6,300          252
Koninklijke (Royal) Philips
   Electronics N.V. ...........    15,900          472
Lagardere S.C.A. ..............    15,728          658
Mazda Motor Corp. .............   113,000          201 (a)
Michelin CGDE (Regd.)
   (Class B) ..................    10,537          348 (a)
Reed International PLC ........    28,967          240
SANYO ELECTRIC CO. LTD. .......    23,000          109
Sharp Corp. ...................    27,000          316
Sony Corp. ....................     7,400          338
Vivendi Universal S.A. ........    17,234          944
                                                 5,016

CONSUMER STAPLES -- 0.8%

Carrefour S.A. ................    14,394          748
Koninklijke Ahold N.V. ........    24,987          727
Safeway PLC ...................    48,440          226
                                                 1,701

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

ENERGY -- 1.1%

China Petroleum & Chemical
   Corp. (Series H) ........... 1,284,000 $        176
Petro-Canada ..................    21,296          526
Petroleo Brasileiro S.A. -
   Petrobras ADR ..............     2,456           55
Petroleo Brasileiro S.A. -
   Petrobras ADR ..............     9,281          216
Repsol YPF S.A. ...............     4,967           72
Saipem S.p.A. .................    38,441          188
Statoil ASA ...................    14,676          101 (a)
TotalFinaElf (Class B) ........     6,779          968
                                                 2,302

FINANCIAL -- 4.0%

AIFUL CORP. ...................     1,250           81
Allianz AG ....................       732          173
Axa ...........................    20,035          419
Banca Intesa S.p.A. ...........   140,728          352
Banco Comercial Portugues
   S.A. (BCP) .................    78,408          318 (a)
Bank of Ireland ...............    26,290          249
Bayerische Hypo- und
   Vereinsbank AG .............     2,426           74
BNP Paribas S.A. ..............     6,257          560
CGNU PLC ......................    58,810          722
Cheung Kong (Holdings) Ltd. ...    32,773          340
Credit Suisse Group ...........    14,219          607 (a)
Deutsche Bank AG ..............     6,810          481
Friends Provident PLC .........    81,539          237 (a)
ING Groep N.V. ................    30,888          787
Kookmin Bank ADR ..............     1,547           59
Manulife Financial Corp. ......    12,402          324
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ....     2,448          664
Nordea AB (NDA) FDR ...........    41,035          219
Prudential PLC ................    27,772          321
Riunione Adriatica di Sicurta
   S.p.A (RAS) ................    42,274          498
Royal & Sun Alliance Insurance
   Group PLC ..................    64,586          371
Sampo Oyj (Series A) ..........    56,110          439
Svenska Handelsbanken AB
   (Series A) .................     2,344           35
Uniao de Bancos Brasileiros
   S.A. GDR ...................     8,961          200
                                                 8,530

HEALTHCARE -- 1.0%

Amersham PLC ..................    26,541          256
Aventis S.A. (Class A) ........     8,316          590


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Biovail Corp. .................     1,235  $        69 (a)
Elan Corp. PLC ADR ............     5,793          261 (a)
Fresenius Medical Care AG .....     2,451          152
Merck KGaA ....................     5,000          185
SANKYO CO. LTD. ...............     7,000          120
TERUMO CORP. ..................     9,300          121
Teva Pharmaceutical Industries
   Ltd. ADR ...................     5,061          312
                                                 2,066

INDUSTRIALS -- 1.6%

Acciona S.A. ..................     1,517           55
BAE Systems PLC ...............   209,110          941
Bombardier Inc. (Class B) .....    19,839          206
Brambles Industries Ltd. ......   118,702          632
Empresa Brasileira de
   Aeronautica S.A. ADR .......    11,137          246
IHC Caland N.V. ...............     7,341          343
Invensys PLC ..................   157,463          273
ITOCHU Corp. ..................    43,578           98
Johnson Electric Holdings Ltd..    159,600          168
KOMATSU LTD. ..................    65,000          233
Minebea Co. Ltd. ..............    46,000          248
                                                 3,443

INFORMATION TECHNOLOGY -- 1.2%

ASM Lithography Holding N.V. ..     7,788          135 (a)
Canon Inc. ....................    12,000          413
CGI Group Inc. (Class A) ......    21,169          163 (a)
Datacraft Asia Ltd. ...........    41,080           90
Fujitsu Ltd. ..................    14,000          102
MURATA MANUFACTURING
   CO. LTD. ...................     3,800          228
Samsung Electronics Co. Ltd. ..     1,200          256
Taiwan Semiconductor
   Manufacturing Co. Ltd. .....   312,563          783 (a)
TietoEnator Oyj ...............       616           16
Toshiba Corp. .................   116,000          398
                                                 2,584

MATERIALS -- 1.1%

BHP Billiton PLC ..............   113,644          577
CRH PLC .......................    28,563          502
Ispat International N.V. (Regd.)
   (Class A) ..................     6,370           11 (a)
Jefferson Smurfit Group PLC ...    71,422          155
Metallgesellschaft AG .........    19,994          166
Pohang Iron & Steel Co. Ltd. ..     2,353          219
Pohang Iron & Steel Co. Ltd.
   ADR ........................       715           17

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Shin-Etsu Chemical Co. ........     8,700   $      313
Stora Enso Oyj ................    25,064          321
Syngenta AG ADR ...............     3,056          158 (a)
                                                 2,439

TELECOMMUNICATION SERVICES -- 2.4%

Cable & Wireless PLC ..........    31,867          153
Korea Telecom Corp. ...........     1,214           46
Korea Telecom Corp. ADR .......     3,727           76
Nippon Telegraph and
   Telephone Corp. (NTT) ......        18           59
NTT DoCoMo Inc. ...............         9          106
Telefonica S.A. ...............    53,599          717 (a)
Telefonica S.A. ADR ...........       170            7 (a)
Telekomunikacja Polska S.A.
   ADR (Series A) .............    21,495           75(a,b)
Vodafone Group PLC ............   394,024        1,030
Vodafone Group PLC ADR ........   106,124        2,725
                                                 4,994

UTILITIES -- 0.5%

E.On AG .......................     5,480          284
International Power PLC .......    44,755          132 (a)
National Grid Group PLC .......    37,207          231
Scottish Power PLC ............     2,817           15
Suez S.A. .....................    12,153          368
                                                 1,030
TOTAL FOREIGN EQUITY
   (COST $37,259) .............                 34,105

                               PRINCIPAL
                                  AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 38.1%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 7.0%

U.S. Treasury Bonds
9.125%     05/15/09 ...........    $1,640        1,842(h)
7.25%      05/15/16 ...........     1,535        1,775(h)
8.125%     08/15/19 ...........     1,890        2,386(h)
6.875%     08/15/25 ...........     1,275        1,454(h)
5.375%     02/15/31 ...........       675          665(h)
                                                 8,122
U.S. Treasury Notes
3.00%      11/30/03 ...........       275          275(h)
6.75%      05/15/05 ...........       790          859(h)
4.625%     05/15/06 ...........     2,145        2,174(h)
3.50%      01/15/11 ...........     1,950        1,944(h)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

5.00%      02/15/11 ...........   $   450  $       448(h)
5.00%      08/15/11 ...........     1,065        1,062(h)
                                                 6,762
TOTAL U.S. TREASURIES
   (COST $14,969) .............                 14,884

FEDERAL AGENCIES -- 3.0%

Federal Home Loan Mortgage Corp.
5.25%      12/20/04 ...........       420          429(h)
5.50%      09/15/11 ...........       465          455
6.00%      06/15/11 ...........     1,585        1,611
                                                 2,495
Federal National Mortgage Assoc.
4.375%     10/15/06 ...........       395          387
5.25%      08/14/06 ...........     1,100        1,112
5.50%      02/15/06 ...........       760          783(h)
6.25%      07/19/11 ...........       270          278
6.50%      08/15/04 ...........       415          442
7.125%     01/15/30 ...........       725          804(h)
                                                 3,806
TOTAL FEDERAL AGENCIES
   (COST $6,267) ..............                  6,301

AGENCY MORTGAGE-BACKED -- 11.7%

Federal Home Loan Mortgage Corp.
6.00%      04/01/29 - 07/01/29        359          352
6.50%      11/01/28 - 05/01/30        357          358
7.00%      12/01/29 ...........        56           57
7.50%      11/01/09 - 09/01/31      1,090        1,132
8.00%      07/01/26 - 07/01/30        224          235
8.50%      04/01/30 - 05/01/30        137          146
                                                 2,280
Federal National Mortgage Assoc.
5.50%      03/01/14 - 08/01/15      2,075        2,057
6.00%      02/01/14 - 04/01/29        730          725
6.50%      12/01/14 - 08/01/29        619          622
7.00%      01/01/16 ...........        38           40
7.50%      12/01/09 - 11/01/31      2,559        2,650
8.00%      12/01/11 - 09/01/31      1,785        1,878
8.50%      05/01/30 - 08/01/31        995        1,059
9.00%      06/01/09 - 12/01/22        529          567
6.00%      TBA ................       388          379(c)
6.50%      TBA ................     4,054        4,054(c)
7.00%      TBA ................     2,032        2,070(c)
7.00%      TBA ................       716          741(c)
7.50%      TBA ................     2,779        2,868(c)
                                                19,710

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Government National
   Mortgage Assoc.
6.50%      04/15/28 ...........    $  347  $       348
7.00%      03/15/12 - 04/15/28        626          648
7.50%      06/15/23 - 04/15/28        554          574
8.00%      05/15/30 ...........        51           54
8.50%      10/15/17 ...........       314          339
9.00%      11/15/16 - 12/15/21        293          320
6.50%      TBA ................       605          607(c)
                                                 2,890
TOTAL AGENCY MORTGAGE-BACKED
   (COST $24,654) .............                 24,880

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%

Collateralized Mortgage
   Obligation Trust
5.80%      11/01/18 ...........        23           18(d,f)
9.16%      09/01/15 ...........         2            2(d,f)
                                                    20
Federal Home Loan Mortgage Corp.
6.00%      09/15/23 ...........        92           95
6.25%      01/15/26 ...........        93           94
6.39%      04/01/28 ...........       752          576(d,f)
6.43%      10/15/23 ...........        82           63(d,f)
6.60%      02/15/22 ...........       220          228
6.67%      08/01/27 ...........        22           18(d,f)
7.00%      01/15/28 - 02/15/31        156          116
7.50%      07/15/27 - 07/15/29        727          145(g)
7.75%      03/15/22 ...........       133          138
8.00%      04/15/20 - 07/01/24        108           37
8.12%      05/15/24 ...........        60           41(d,f)
8.769%     01/15/02 ...........        70           63(i)
11.713%    01/15/02 ...........       132          108(i)
13.409%    01/15/02 ...........       187          189(i)
14.219%    01/15/02 ...........       100           95(i)
14.309%    01/15/02 ...........        54           48(i)
14.327%    01/15/02 ...........        56           56(i)
14.407%    01/15/02 ...........        84           88(i)
14.65%     01/15/02 ...........        57           56(i)
14.699%    01/15/02 ...........       148          135(i)
16.079%    01/15/02 ...........        65           60(i)
16.131%    01/15/02 ...........        70           65(i)
19.839%    01/15/02 ...........       334          342(i)
                                                 2,856
Federal National Mortgage Assoc.
5.61%      10/25/29 ...........       104           79(d,f)
6.20%      12/25/22 ...........        24           20(d,f)
6.43%      05/01/28 ...........       722          559(d,f)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

6.67%      01/25/02 ...........   $   466 $         60(g,i)
7.00%      12/01/29 ...........       143           29(g)
7.50%      05/01/23 - 07/25/41      2,450          836(g)
8.00%      02/01/23 - 11/01/29        859          195(g)
8.50%      03/01/17 - 07/25/22         58           11(g)
9.00%      05/25/22 ...........        25            5(g)
11.64%     01/18/02 ...........        63           53(i)
12.125%    01/25/02 ...........        65           61(i)
14.175%    01/25/02 ...........       130          131(i)
14.544%    01/25/02 ...........        52           51(i)
16.25%     01/25/02 ...........       150          132(i)
17.082%    01/25/02 ...........        45           44(i)
20.053%    01/25/02 ...........        68           70(i)
1,008.00%   05/25/22 ..........         0*           2(g)
1,080.912%   03/25/22 .........         0*           4(g)
                                                 2,342
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $5,099) ..............                  5,218

ASSET-BACKED -- 3.5%

Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ...........        11           11
American Express Credit
   Account Master Trust
6.40%      04/15/05 ...........       390          400(h)
American Express Master Trust
2.046%     01/15/02 ...........       712          713(i)
Citibank Credit Card
   Issuance Trust
6.90%      10/15/07 ...........        70           75
Discover Card Master Trust I
2.026%     01/15/02 ...........       200          200(i)
2.116%     01/15/02 ...........     2,000        2,004(i)
5.30%      11/16/06 ...........       395          404
Ford Credit Auto Owner Trust
6.62%      07/15/04 ...........       545          564
Green Tree Financial Corp.
   Series 1993-1
6.90%      04/15/18 ...........        32           33
6.97%      04/01/31 ...........        89           93
Household Private Label Credit
   Card Master Note Trust I
2.036%     01/15/02 ...........        61           61(i)
MBNA Master Credit Card Trust
2.046%     01/15/02 ...........       500          501(i)
2.086%     01/15/02 ...........     1,000        1,003(i)
2.126%     01/15/02 ...........       205          205(i)
Metris Master Trust
2.163%     01/20/02 ...........       368          367(i)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Mid-State Trust
7.54%      07/01/35 ...........    $   26  $        27
Provident Bank Home Equity
   Loan Trust
6.72%      01/25/13 ...........        36           36
Providian Gateway Master Trust
2.116%     01/15/02 ...........       600          600(b,i)
PSE&G Transition Funding LLC
6.61%      06/15/15 ...........        50           52
West Penn Funding LLC
6.81%      09/25/08 ...........        64           68
TOTAL ASSET-BACKED
   (COST $7,377) ..............                  7,417

CORPORATE NOTES -- 8.1%

Abbey National Capital Trust I
8.963%     06/30/30 ...........       175          198(i)
Abbey National PLC
7.35%      10/15/06 ...........        88           91(i)
6.70%      06/15/08 ...........        55           54(i)
Abbott Laboratories
5.125%     07/01/04 ...........       255          262
Aetna Services Inc.
7.375%     03/01/06 ...........       155          156
6.97%      08/15/36 ...........       130          134
Ahold Finance USA Inc.
8.25%      07/15/10 ...........       205          228
Air 2 US
10.127%    10/01/20 ...........       150          110(b)
Albertson's Inc.
7.50%      02/15/11 ...........        80           86
Allstate Financial Global
   Funding
6.15%      02/01/06 ...........       250          257(b)
Amerada Hess Corp.
7.875%     10/01/29 ...........       125          132
American Airlines Inc.
6.855%     10/15/10 ...........        59           59
10.18%     01/02/13 ...........        45           39
American Home Products Corp.
5.875%     03/15/04 ...........       105          109
6.70%      03/15/11 ...........       155          160
AOL Time Warner Inc.
7.625%     04/15/31 ...........       150          159
AT&T Corp.
6.50%      03/15/29 ...........       185          162
AT&T Wireless Services Inc.
7.35%      03/01/06 ...........       105          111


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Axa
8.60%      12/15/30 ...........      $155  $       173
Bank of America Corp.
7.40%      01/15/11 ...........        20           21
Bank One Corp.
6.50%      02/01/06 ...........       225          235
Barclays Bank PLC
8.55%      09/29/49 ...........       155          173(b)
BCI US Funding Trust I
8.01%      07/15/08 ...........       100          103(b,i)
Beckman Instruments Inc.
7.10%      03/04/03 ...........        55           56
Bellsouth Capital Funding
7.875%     02/15/30 ...........       135          156
Bellsouth Telecomm Inc.
6.375%     06/01/28 ...........        45           43
Boeing Capital Corp.
7.10%      09/27/05 ...........       185          194
Brascan Ltd.
7.375%     10/01/02 ...........        35           36
Bristol-Myers Squibb Co.
6.875%     08/01/97 ...........        50           52
British Telecommunications PLC
8.375%     12/15/10 ...........        50           55(i)
Capital One Bank
6.875%     02/01/06 ...........       205          200
CIT Group Inc.
7.125%     10/15/04 ...........       130          138
Citigroup Inc.
5.70%      02/06/04 ...........       155          161
7.25%      10/01/10 ...........       205          220
Clear Channel
   Communications Inc.
7.25%      09/15/03 ...........       125          129
7.875%     06/15/05 ...........       105          110
Cleveland Electric
   Toledo Edison
7.67%      07/01/04 ...........       220          234
Coca-Cola Enterprises Inc.
6.70%      10/15/36 ...........        80           84
Conagra Foods Inc.
7.125%     10/01/26 ...........       115          122
Conseco Inc.
8.70%      11/15/26 ...........        23            4
CSC Holdings Inc.
8.125%     07/15/09 ...........       130          134
Delhaize America Inc.
7.375%     04/15/06 ...........        90           97
9.00%      04/15/31 ...........       175          205

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Delta Air Lines Inc.
7.57%      11/18/10 ...........    $   50  $        49
Deutsche Telekom AG
7.75%      06/15/05 ...........       220          238
8.25%      06/15/30 ...........       205          228
Dominion Resources Inc.
6.00%      01/31/03 ...........       135          139
Dresdner Funding Trust I
8.151%     06/30/31 ...........       275          294(b)
Duke Capital Corp.
7.25%      10/01/04 ...........       165          174
Duke Energy Corp.
5.375%     01/01/09 ...........        90           85
El Paso Corp.
7.375%     12/15/12 ...........       160          160
ERAC USA Finance Co.
8.25%      05/01/05 ...........        70           74(b)
FedEx Corp.
7.50%      01/15/18 ...........        92           95
FleetBoston Financial Corp.
4.875%     12/01/06 ...........       105          102
Ford Motor Credit Co.
7.60%      08/01/05 ...........        85           87
7.375%     10/28/09 ...........        25           25
7.25%      10/25/11 ...........       110          107
FPL Group Capital Inc.
7.375%     06/01/09 ...........        55           57
France Telecom S.A.
7.20%      03/01/06 ...........        80           84(b,i)
8.50%      03/01/31 ...........       440          501(b,i)
General Motors
   Acceptance Corp.
5.80%      03/12/03 ...........       130          133
5.75%      11/10/03 ...........        55           56
6.125%     09/15/06 ...........       120          119
6.125%     01/22/08 ...........        90           87
7.25%      03/02/11 ...........        50           50
Georgia-Pacific Group
9.95%      06/15/02 ...........        50           51(i)
Guangdong International
   Trust & Investment Corp.
8.75%      10/24/16 ...........        75            8(b,j)
Heritage Media Corp.
8.75%      02/15/06 ...........       135          131
Household Finance Corp.
7.20%      07/15/06 ...........        95          101
6.75%      05/15/11 ...........       360          358
HSBC Capital Funding LP
9.547%     06/30/10 ...........        85           98(b,i)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------

Hydro-Quebec
8.25%      04/15/26 ...........      $175  $       210
Israel Electric Corp. Ltd.
8.10%      12/15/96 ...........        25           22(b)
J.P. Morgan Chase & Co.
6.75%      02/01/11 ...........        50           51
John Hancock Global Funding II
5.625%     06/27/06 ...........       175          177(b)
Kellogg Co.
5.50%      04/01/03 ...........       210          215
7.45%      04/01/31 ...........        75           81
Kroger Co.
7.375%     03/01/05 ...........       150          158
LCI International Inc.
7.25%      06/15/07 ...........       133          135
MetLife Inc.
5.25%      12/01/06 ...........        30           30
MidAmerican Energy Co.
7.375%     08/01/02 ...........       125          128
Midwest Generation LLC
8.56%      01/02/16 ...........       100           99
Mirant Americas
   Generation LLC
8.30%      05/01/11 ...........        80           74
Morgan Stanley Dean
   Witter & Co.
7.125%     01/15/03 ...........       150          157
6.75%      04/15/11 ...........       195          199
Nabisco Inc.
6.125%     02/01/33 ...........        85           87
National Rural Utilities
   Cooperative
6.00%      05/15/06 ...........       195          199
NB Capital Trust IV
8.25%      04/15/27 ...........       140          148
News America Holdings Inc.
7.625%     11/30/28 ...........       110          107
Noram Energy Corp.
6.375%     11/01/03 ...........        70           72(i)
Pemex Finance Ltd.
9.03%      02/15/11 ...........       150          162
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ...........       150          155(b)
Petroleos Mexicanos
9.50%      09/15/27 ...........       185          203
Phillips Petroleum Co.
9.375%     02/15/11 ...........       200          244
PP&L Capital Funding Inc.
7.75%      04/15/05 ...........       105          109

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Procter & Gamble Co.
9.36%      01/01/21 ...........      $110  $       137
Progress Energy Inc.
6.55%      03/01/04 ...........       100          104
7.75%      03/01/31 ...........       105          113
Qwest Corp.
7.625%     06/09/03 ...........        75           77
5.625%     11/15/08 ...........       100           90
Raytheon Co.
7.90%      03/01/03 ...........       140          146
6.75%      08/15/07 ...........       125          128
Royal & Sun Alliance Insurance
   Group PLC
8.95%      10/15/29 ...........       120          128
Royal Bank of Scotland
   Group PLC
7.648%     09/30/31 ...........        75           76(i)
8.817%     03/31/49 ...........       110          121
9.118%     03/31/49 ...........        85           97
Safeway Inc.
6.15%      03/01/06 ...........       135          140
SunAmerica Inc.
5.60%      07/31/97 ...........       110           84
Systems 2001 Asset Trust
7.156%     12/15/11 ...........       114          115(b)
Tele-Communications Inc.
9.80%      02/01/12 ...........       130          157
The Walt Disney Co.
5.62%      12/01/08 ...........        80           75
TRW Inc.
6.625%     06/01/04 ...........       110          112
Turner Broadcasting
   Systems Inc.
8.375%     07/01/13 ...........       135          152
Tyco International Group S.A.
4.95%      08/01/03 ...........       300          304
UBS PFD Funding Trust I
8.622%     10/01/10 ...........       140          156(i)
Union Carbide Corp.
6.79%      06/01/25 ...........       195          208
Union Pacific Corp.
5.84%      05/25/04 ...........       110          114
United Air Lines Inc.
7.73%      07/01/10 ...........       655          616
9.56%      10/19/18 ...........        65           48
USA Networks Inc.
6.75%      11/15/05 ...........        80           83
Verizon Pennsylvania
5.65%      11/15/11 ...........        55           54


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Vodafone Group PLC
7.625%     02/15/05 ...........      $180  $       194
Wachovia Corp.
4.95%      11/01/06 ...........       110          108
WCG Note Trust
8.25%      03/15/04 ...........       155          152(b)
Williams Cos. Inc.
6.125%     12/01/03 ...........       145          147
WorldCom Inc.
6.40%      08/15/05 ...........        95           97
7.375%     01/15/06 ...........       140          145(b)
8.25%      05/15/31 ...........       105          111
Yale University
7.375%     04/15/96 ...........        50           54
Yorkshire Power Pass-Through
   Asset Trust
8.25%      02/15/05 ...........        95          101(b)
TOTAL CORPORATE NOTES
   (COST $16,850) .............                 17,299

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%

Bear Stearns Commercial Mortgage
   Securities Inc.
5.06%      12/15/10 ...........       106          103
5.61%      08/15/11 ...........        79           75
6.20%      07/14/12 ...........        25           25
6.48%      02/15/35 ...........        27           28
Chase Commercial Mortgage
   Securities Corp.
6.025%     08/18/07 ...........        36           38
6.39%      11/18/08 ...........       156          160
Commercial Mortgage
   Acceptance Corp.
6.457%     01/16/11 ...........        50           51(b)
6.03%      09/15/30 ...........        30           30
CS First Boston Mortgage
   Securities Corp.
6.505%     02/15/34 ...........        83           85
3.801%     09/15/34 ...........        30           29
5.107%     09/15/34 ...........        37           35
DLJ Commercial Mortgage Corp.
0.83%      11/12/31 ...........       560           24(g)
6.24%      11/12/31 ...........       242          247
First Nationwide Trust
7.50%      12/19/30 ...........       176          180
First Union National Bank of
   America Commercial
   Mortgage Trust
6.136%     12/15/10 ...........       150          148

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

GMAC Commercial Mortgage
   Security Inc.
6.42%      08/15/08 ...........      $173 $        179
GS Mortgage Securities Corp.
   (Class A)
6.86%      07/13/30 ...........       129          135
GS Mortgage Securities Corp. II
5.946%     08/05/18 ...........        74           74(b)
J.P. Morgan Chase Commercial
   Mortgage Securities
6.465%     11/15/35 ...........        28           28
6.678%     11/15/35 ...........        34           35
LB Commercial Conduit
   Mortgage Trust
6.21%      10/15/35 ...........       129          131
LB-UBS Commercial
   Mortgage Trust
6.155%     07/14/16 ...........        54           55(b)
6.53%      07/14/16 ...........        55           55(b)
6.647%     07/14/16 ...........        26           26(b)
5.533%     12/15/25 ...........        55           55
6.365%     12/15/28 ...........       138          139
6.133%     12/15/30 ...........       139          138
6.512%     06/15/36 ...........        28           28
6.653%     06/15/36 ...........        25           25
Lehman Large Loan (Class A2)
6.84%      09/12/06 ...........        85           89
Morgan Stanley Capital I
6.86%      05/15/06 ...........        56           59(b)
6.25%      07/15/07 ...........       139          144
6.34%      11/15/07 ...........        80           83
7.11%      07/15/09 ...........       145          154
Morgan Stanley Dean Witter
   Capital I
5.98%      09/15/06 ...........        92           94
7.20%      09/15/10 ...........       209          223
6.01%      11/15/10 ...........        54           54
5.72%      01/18/11 ...........       212          208
6.55%      03/15/12 ...........        25           25
1.607%     02/01/31 ...........       381           25(b,g)
6.54%      02/01/31 ...........        65           66
0.847%     10/15/35 ...........       831           34(b,g)
5.90%      10/15/35 ...........        57           57
6.39%      10/15/35 ...........        85           85
6.56%      10/15/35 ...........        28           28
Nationslink Funding Corp.
6.001%     08/20/30 ...........        61           63


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Residential Asset
   Securitization Trust
1.06%      08/25/30 ...........    $  544  $        12(g)
Residential Funding Mortgage
   Securities Inc.
21.238%    01/25/02 ...........       220          220(i)
Salomon Brothers Mortgage
   Securities Inc. VII
7.00%      07/25/24 ...........       229          226
Structured Asset Securities Corp.
1.671%     02/25/28 ...........       283           17(g)
TIAA Retail Commercial Mortgage
5.77%      06/19/16 ...........        49           50(b)
6.56%      06/19/26 ...........        54           55(b)
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $4,418) ..............                  4,432

SOVEREIGN BONDS -- 0.2%

British Columbia Province
   of Canada
4.625%     10/03/06 ...........        50           49
Manitoba Province of Canada
4.25%      11/20/06 ...........       140          136
Quebec Province of Canada
7.50%      09/15/29 ...........       130          145
Republic of Italy
4.375%     10/25/06 ...........       175          171
TOTAL SOVEREIGN BONDS
   (COST $494) ................                    501
TOTAL BONDS AND NOTES
   (COST $80,128) .............                 80,932

                                  NUMBER
                               OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.4%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08% ..........       285          312 (b)

FOREIGN PREFERRED -- 0.2%

Fresenius Medical Care AG .....     2,149           99
Henkel KGaA ...................     5,179          293
Porsche AG ....................       310          118
                                                   510
TOTAL PREFERRED STOCKS
   (COST $815) ................                    822

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 ...................        33  $         2 (a)
Publicis Group SA-CVG,
   03/07/02 ...................     1,100            4 (a)
TOTAL WARRANTS
   (COST $0) ..................                      6
TOTAL INVESTMENTS IN SECURITIES
   (COST $190,288) ............                211,525

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund5,853 5,853          (p)

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 0.1%

Banque Nationale De Paris
   New York
2.27%      02/13/02 ...........      $160          160
Variable Funding Capital Corp.
2.30%      01/14/02 ...........       150          150

REPURCHASE AGREEMENT -- 1.9%

State Street Bank and Trust Co.
   1.55% dated 12/31/01,
   to be repurchased at
   $4,146 on 01/02/02,
   collateralized by $3,280
   U.S. Treasury Bond, 10.375%
   maturing 11/15/12
   (VALUE $4,229) .............     4,146        4,146

YANKEE CERTIFICATE OF DEPOSIT -- 0.3%

Bayerische Hypotheken Bank
1.78%      03/13/02 ...........       600          600

TOTAL SHORT-TERM INVESTMENTS
   (COST $10,909) .............                 10,909

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.7)%                                   (9,944)
                                              --------

NET ASSETS-- 100%                             $212,490
                                              ========

------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                    ELFUN TAX-EXEMPT INCOME FUND

  Q&A

MICHAEL CAUFIELD, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, LEADS GEAM'S FIXED INCOME MUNICIPAL BOND TEAM. MIKE HAS OVER 23 YEARS INVESTMENT EXPERIENCE IN THE MUNICIPAL BOND MARKET. PRIOR TO JOINING GEAM, MIKE WAS VICE PRESIDENT AND DIRECTOR OF TAX EXEMPT UNIT INVESTMENT TRUST RESEARCH AT E.F. HUTTON & COMPANY FOR FIVE YEARS AND A CREDIT ANALYST AT MOODY'S INVESTOR SERVICE AND DUN & BRADSTREET FOR FIVE YEARS. MIKE RECEIVED HIS BACHELOR OF SCIENCE IN FINANCE FROM FORDHAM UNIVERSITY.


Q. HOW DID THE ELFUN TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?

A. The Elfun Tax-Exempt Income Fund returned 4.70% during the year ended December 31, 2001. That was superior to its Lipper peer group of 273 General Municipal Bond Funds, which gained an average of 3.90%. During the same period the Lehman Brothers Municipal Bond Index returned 5.12%.


Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST YEAR AND HOW DID THESE IMPACT THE FUND?

A. During early 2001 the U.S. economy was poised on the edge of a recession. Rising unemployment combined with reduced consumer spending and sluggish corporate earnings to create havoc in the U.S equity market. In addition, the events of September 11, 2001 exacerbated an already fragile environment and severely affected the U.S. economy. The Federal Reserve responded to a slowing economy by systematically reducing short-term interest rates eleven times over the course of the year. As a result of the Fed's accommodative monetary policy, debt securities with shorter-term maturities, in both the taxable and tax-exempt bond markets outperformed longer-term bonds. While the Fund was positioned for a declining interest environment, the impact of Federal Reserve policy was greater on shorter-term securities.


Q. WHAT FACTORS INFLUENCED FUND PERFORMANCE?

A. The Fund underperformed its Lehman Brothers benchmark largely due to its limited position in shorter-term securities. The Fed's policy resulted in a dramatic drop in interest r ates, which affected shorter-maturity bonds significantly, providing the Index with its best returns. The Fund, with a mandate to maximize tax-exempt income, has historically limited its exposure to shorter-term securities and has diversified its holdings towards the longer end of the market. The Fund continues to be among the highest yielding Tax-Exempt

[PHOTO OMITTED]

   bond funds with an average annual income exceeding that of 89% of its peer group.


Q. HOW DID INDIVIDUAL SECTORS PERFORM?

A. With the notable exception of the transportation sector, which was adversely impacted by weakness in the commercial airline industry, revenue bonds were the best performing sector in the Lehman Brothers' Municipal Bond Index. After several years of underperformance, healthcare bonds were the best performing revenue bond. In general, lower quality, higher yielding assets outperformed in the investment-grade sector of the market and contributed significantly to the market's positive return. While the Fund had a slight overweight in the revenue bond sector, and was active in the healthcare sector, the Fund sacrificed some yield in exchange for credit quality. One additional sector where the Fund lagged, was the local general obligation sector, where the Fund carried a heavier position than is represented in the market as a whole.


Q. WHAT HAS BEEN THE INVESTMENT STRATEGY OF THE FUND OVER THE LAST YEAR?

A. During 2001 we maintained a strategy consistent with our long-term objectives. The Fund provided above average tax-exempt income characterized by investments in bonds from issuers with strong credit fundamentals. At the same time, we maintained our stance of taking only moderate interest rate risk. The Fund was well diversified and avoided much publicized events related to the California power crisis and the post September 11, 2001 volatility, which impacted the airline industry and plagued a significant number of our peers. While we looked at several higher yielding investments to enhance income levels, our emphasis on overall portfolio structure and individual credit quality allowed the Fund to maintain its sound record.


Q. WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING YEAR AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Entering 2002, we appear to be approaching the bottom of an economic cycle. While consensus opinion calls for an improving economy and ascending interest rates in 2002, the timing and shape of the economic recovery, as well as the subsequent rise in interest rates, are widely debated. Even though signs of economic improvement have slowly begun to emerge, we do not anticipate any dramatic turnaround through the first half of the year. The Federal Reserve will continue to be vigilant in its fight against inflation and we do not expect a change in Fed monetary policy until the economy has demonstrated several months of positive performance.

   On balance we feel that the lack of inflationary pressure should allow bonds to perform well for the foreseeable future. Market volatility experienced by every segment of the investment markets during 2001 should reinforce the merits of asset class diversification. Municipal bonds as a result, should remain an attractive investment vehicle in a well-defined asset allocation strategy. We believe the Fund is effectively positioned to perform throughout the interest rate cycle. We will continue to maintain our discipline, emphasizing credit quality and structure in our bond selection process while effectively managing the portfolio's interest rate risk.

                                                    ELFUN TAX-EXEMPT INCOME FUND

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[ELFUN TAX-EXEMPT INCOME FUND LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

     ELFUN TAX-EXEMPT INCOME FUND              LBMI
'91          $10,000.00                    $10,000.00
'92           10,850.45                     10,881.36
'93           12,164.38                     12,217.20
'94           11,462.66                     11,585.45
'95           13,448.34                     13,608.57
'96           13,932.81                     14,211.79
'97           15,268.58                     15,518.14
'98           16,216.11                     16,523.72
'99           15,727.21                     16,183.94
'00           17,672.67                     18,074.78
'01           18,503.82                     19,001.07


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Tax-Exempt
   Income Fund    4.70%     5.84%      6.35%

LBMI              5.12%     5.98%      6.63%


                               INVESTMENT PROFILE

A fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital by investing primarily in investment-grade municipal securities.

                         *LIPPER PERFORMANCE COMPARISON

                         GENERAL MUNICIPAL BOND PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01

                                               ONE    FIVE     TEN
                                              YEAR    YEAR    YEAR

   Fund's rank in peer group: ..............    53      10      14

   Number of Funds in peer group: ..........   273     186      84

   Peer group average annual total return: .  3.90%   4.78%   5.85%

   Lipper categories in peer group: .......  GENERAL MUNICIPAL DEBT


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 2001

                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MOODY'S/                         PERCENTAGE OF
S&P RATING+                       MARKET VALUE
--------------------------------------------------------------------------------
Aaa                                    57.89%
--------------------------------------------------------------------------------
Aa                                     32.88%
--------------------------------------------------------------------------------
A                                       7.42%
--------------------------------------------------------------------------------
Baa                                     0.91%
--------------------------------------------------------------------------------
Others                                  0.90%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
 RECOGNIZED STATISTICAL RATING ORGANIZATIONS.


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

                          ELFUN TAX-EXEMPT INCOME FUND

MARKET VALUE OF $1,574,805

[ELFUN TAX-EXEMPT INCOME FUND PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

GENERAL OBLIGATIONS 28.0%
TRANSPORTATION 14.2%
WATER & SEWER 12.0%
HOSPITAL 10.0%
RESERVES & OTHER 8.7%
EDUCATION 8.0%
SALES TAX 7.4%
LEASE 5.8%
UTILITIES 4.0%
HOUSING 1.5%
SHORT TERM 0.4%


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------


MUNICIPAL BONDS -- 98.6%
--------------------------------------------------------------------------------

ALABAMA -- 0.9%

Alabama Pub. School & College
   Auth., Cap. Improv., Series D
5.75%      08/01/13 ............   $5,000  $     5,377
Alabama Wtr. Poll. Control Auth.,
   Series A (AMBAC Insured)
4.75%      08/15/21 ............    7,155        6,711(n)
Birmingham Alabama, Series B
5.25%      06/01/24 ............    2,240        2,217
                                                14,305

ALASKA -- 0.4%

Anchorage Alaska Elec.
   Util. Rev. (MBIA Insured)
6.50%      12/01/10 ............    2,825        3,245(n)
Northern Tobacco Securitization
   Corp., Alaska Tobacco
   Settlement
5.50%      06/01/29 ............    3,425        3,251
                                                 6,496

ARIZONA -- 2.1%

Arizona State Transportation
   Board, Series A
6.00%      07/01/08 ............    5,000        5,519

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Mohave Cnty. - Indl. Dev. Auth.
   Hlth. Facs. Rev., Series A
7.05%      08/01/20 ............  $12,000  $    12,014
Phoenix Arizona Civic Impt.
   Corp., Wtr. Sys. Rev.
   Refunding Jr. Lien
   (FGIC Insured)
5.50%      07/01/23 ............    2,720        2,875(n)
5.50%      07/01/24 ............    2,340        2,471(n)
Salt River Proj. Agricultural
   Improv. & Pwr. Dist. Certifs.,
   Series C
5.00%      01/01/25 ............   10,000        9,826
                                                32,705

CALIFORNIA -- 3.0%

California State G.O.
8.00%      05/01/03 ............   10,725       11,496(h)
Los Angeles California Waste
   Wtr. Sys., Series A
   (MBIA Insured)
5.70%      06/01/20 ............   15,000       15,576(n)
Sacramento Cnty. Sanitation
   Dist., Series A
5.875%     12/01/27 ............   13,475       14,929
San Jose California
   Redevelopment Agency,
   (MBIA Insured)
5.00%      08/01/20 ............    6,500        6,461(n)
                                                48,462

COLORADO -- 1.4%

Colorado Springs, Colorado
   Util. Rev., Unrefunded
   Balance, Series A
   (MBIA Insured)
5.375%     11/15/26 ............   10,000       10,022(n)
E-470 Pub. Hwy. Auth., Series A
   (MBIA Insured)
5.00%      09/01/26 ............    9,030        8,671(n)
5.75%      09/01/35 ............    4,000        4,161(n)
                                                22,854

CONNECTICUT -- 9.3%

Connecticut State Clean
   Wtr. Fund
4.875%     09/01/19 ............    5,585        5,427
Connecticut State Hlth. & Edl.
   Facs. Auth. Rev. CT State
   Univ. Sys., Series A
   (MBIA Insured)
5.125%     11/01/12 ............    1,495        1,537(n)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

         ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Connecticut State Resource
   Recovery Auth., Series A
   (MBIA Insured)
5.50%      11/15/12 ............  $ 3,865 $      4,117(n)
Connecticut State Special Tax
   Obligation Rev., Trans.
   Infrastructure, Series A
5.125%     09/01/05 ............    2,250        2,361
Trans. Infrastructure, Series C
   (MBIA Insured)
6.00%      10/01/09 ............    5,250        5,843(n)
Connecticut State, G.O.,
   Series D
5.125%     11/15/13 ............   10,000       10,372
Prerefunded 12/01/07 @ 101,
   Series D
5.50%      12/01/08 ............      200          219(m)
   Prerefunded Balance, Series B
   (Escrowed to Maturity)
6.00%      10/01/04 ............       90           97(l,m)
   Series A
5.30%      03/15/05 ............    5,000        5,218
5.50%      03/15/08 ............    4,000        4,232
5.625%     03/15/09 ............    1,990        2,109
5.25%      03/15/14 ............    3,175        3,293
   Series B
5.00%      11/01/03 ............    2,670        2,796
5.25%      11/01/05 ............    3,545        3,794
5.25%      11/01/06 ............    6,060        6,502
5.25%      11/01/07 ............    6,285        6,723
5.25%      06/15/08 ............    3,800        4,045
   Series C
5.50%      08/01/05 ............    2,855        3,067
5.25%      10/15/13 ............    1,250        1,306
   Series D (Escrowed to Maturity)
5.50%      12/01/07 ............       75           81(l)
   Unrefunded Balance,  Series A
5.50%      03/15/07 ............    8,670        9,108
   Unrefunded Balance,  Series D
5.50%      12/01/08 ............   10,890       11,750
   Unrefunded Balance, Series B
6.00%      10/01/04 ............    2,765        2,991
   Unrefunded Balance, Series C
6.00%      11/01/04 ............    1,600        1,734
   Unrefunded Balance, Series C
   (Escrowed to Maturity)
6.15%      11/15/03 ............    1,995        2,035(l)
   Unrefunded Balance, Series D
5.50%      12/01/07 ............    8,775        9,480
Mashantucket Western Pequot
   Tribe, Series B
5.70%      09/01/12 ............    2,500        2,512(b)
5.75%      09/01/18 ............    9,500        9,280(b)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Ridgefield CT, Series A
4.625%     09/15/20 ............ $  3,275  $     3,100
4.75%      09/15/21 ............    2,100        2,004
Stamford Connecticut, Series A
4.60%      08/01/14 ............    2,235        2,218
4.70%      08/01/15 ............    1,635        1,619
4.75%      08/01/18 ............    2,135        2,077
   Unrefunded Balance
4.90%      02/15/06 ............      885          922
5.00%      02/15/10 ............    1,875        1,914
5.25%      07/15/11 ............    6,120        6,405
5.00%      02/15/13 ............    1,875        1,916
5.00%      02/15/14 ............    1,875        1,911
5.05%      02/15/15 ............    1,875        1,905
                                               148,020

DISTRICT OF COLUMBIA -- 2.7%

District of Columbia Tobacco
   Settlement Fin. Corp.
6.25%      05/15/24 ............    7,100        7,442
6.50%      05/15/33 ............    4,350        4,675
District of Columbia, Refunded,
   Series B (FSA Insured)
5.25%      06/01/26 ............   11,900       11,643(n)
   Series A (MBIA Insured)
5.25%      06/01/27 ............   10,000        9,767(n)
District of Columbia, George
   Washington Univ., Series A
   (MBIA Insured)
5.75%      09/15/20 ............    5,000        5,229(n)
District of Columbia, Georgetown
   Univ., Series A (MBIA Insured)
5.87%      04/01/21 ............   12,960        4,257(d,n)
                                                43,013

FLORIDA -- 5.1%

Brevard County Util. Rev.
   (AMBAC Insured)
5.25%      03/01/07 ............    2,800        2,909(n)
5.25%      03/01/08 ............    3,250        3,369(n)
Dade County School Board,
   Prerefunded 08/01/04 @ 101
   (MBIA Insured)
5.50%      08/01/11 ............   14,250       15,313(m,n)
5.50%      08/01/15 ............   17,805       19,134(m,n)
Florida State Board of Ed.,
   Series B (MBIA Insured)
4.50%      06/01/23 ............    2,500        2,216(n)
   Series C, Prerefunded
   06/01/03 @ 101
5.50%      06/01/08 ............    4,400        4,642(m)
   Series D
4.50%      06/01/21 ............    5,000        4,437


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

       SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Jacksonville Elec. Auth.,
   Refunded St. Johns River,
   Series II
5.25%      10/01/20 ............  $ 3,000  $     3,005
Jacksonville Florida Cap.
   Improv. Rev. - Refunding
   Stadium Proj.
   (AMBAC Insured)
4.75%      10/01/25 ............    4,750        4,339(n)
Miami Beach Florida Hlth. Facs.
   Auth., Mt. Sinai Med. Ctr.,
   Series A
6.125%     11/15/11 ............    2,500        2,388
North Broward Hosp. Dist.
5.70%      01/15/16 ............    1,915        1,928
Orange County Wtr. &
   Wastewater, Unrefunded
   Balance (AMBAC Insured)
6.25%      10/01/17 ............    3,485        3,587(n)
Orlando & Orange Cnty.
   Expressway Auth.
   (AMBAC Insured)
5.25%      07/01/14 ............   13,695       14,037(n)
                                                81,304

GEORGIA -- 2.0%

De Kalb Cnty. Wtr. & Sew.
5.00%      10/01/28 ............    5,000        4,786
Georgia State, G.O., Series D
5.00%      11/01/16 ............   10,000       10,030
   Series C
6.50%      04/01/08 ............    2,820        3,186
   Series D
6.50%      08/01/08 ............    2,500        2,839
Private Colleges & Universities
   Auth. Rev., Emory Univ.,
   Series A
5.00%      09/01/31 ............    3,750        3,588
Mercer Hsg. Corp. Proj., Series A
6.00%      06/01/21 ............    2,410        2,380
Private Colleges & Universities
   Facs. Auth., Mercer Univ.
   (Escrowed to Maturity)
   (MBIA Insured)
6.50%      11/01/15 ............    4,010        4,693(l,n)
                                                31,502

HAWAII -- 0.1%

Honolulu Hawaii City & Cnty.,
   Prerefunded, Series A,
   (Escrowed to Maturity)
6.00%      01/01/12 ............      735          818(l,m)
   Unrefunded Balance, Series A
6.00%      01/01/12 ............    1,265        1,401
                                                 2,219

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

ILLINOIS -- 5.1%

Chicago Illinois Hsg. Auth.
   Cap. Prog. Rev.
5.00%      07/01/08 ............  $ 2,500  $     2,579
5.00%      07/01/09 ............    7,500        7,703
Chicago Illinois School Fin.
   Auth., Series A
   (MBIA Insured)
5.00%      06/01/09 ............    9,000        9,282(n)
Cook County Illinois, Refunded
   Balance, Series A
   (MBIA Insured)
5.625%     11/15/22 ............    5,000        5,155(n)
   Series B (MBIA Insured)
5.375%     11/15/18 ............   14,500       14,673(n)
Illinois Edl. Facs. Auth. Rev.,
   Loyola Univ., Series A
   (AMBAC Insured)
5.70%      07/01/24 ............   10,000       10,351(n)
Illinois Hlth. Facs. Auth.,
   Advocate Network Hlth. Care
6.125%     11/15/22 ............    3,500        3,597
Rockford Hlth. Sys.
   (AMBAC Insured)
5.00%      08/15/21 ............    3,025        2,841(n)
Illinois Sports Facs. Auth.
5.00%      06/15/32 ............    1,500        1,432
Cap. Appreciation
   (AMBAC Insured)
5.47%      06/15/16 ............    5,000        2,293(d,n)
Metropolitan Pier & Exposition
   Auth. Dedicated State Tax Rev.,
   Unrefunded Balance
6.50%      06/15/27 ............      305          326
Regional Trans. Auth.,
   Prerefunded 06/01/04 @ 102,
   Series A
6.25%      06/01/15 ............   10,980       12,034(m)
University of Illinois, Univ. Rev.,
   Auxiliary Facs., Series B
   (FGIC Insured)
5.25%      04/01/32 ............    8,500        8,249(n)
                                                80,515

INDIANA -- 2.4%

Indiana Trans. Fin. Auth.
5.50%      12/01/20 ............    5,000        5,106
   Series A (AMBAC Insured)
5.00%      11/01/12 ............   13,305       13,411(n)
5.00%      11/01/16 ............    3,250        3,206(n)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

         ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Indiana Univ. Guaranteed
   Tuition Certifs., Series A
6.00%      11/15/14 ............  $ 7,500 $      8,071
Indianapolis Local Pub.
   Improv. Bond Bank,
   Prerefunded
   07/01/03 @ 102
6.00%      01/01/15 ............    2,425        2,619(m)
   Series A
6.00%      07/01/10 ............    6,000        6,382
                                                38,795

IOWA -- 1.0%

Iowa Fin. Auth., Prerefunded,
   Series V (Escrowed to Maturity)
5.25%      08/15/12 ............      665          686(l,m)
5.25%      08/15/14 ............    1,440        1,500(l,m)
5.375%     08/15/17 ............    2,460        2,557(l,m)
Tobacco Settlement Auth. Iowa,
   Tobacco Settlement Rev.,
   Series B
5.30%      06/01/25 ............   13,000       11,924
                                                16,667

KENTUCKY -- 0.3%

University of Kentucky Edl. Bldgs.
   Cons., Series Q (FGIC Insured)
5.25%      05/01/20 ............    4,545        4,529(n)

LOUISIANA -- 0.9%

Tobacco Settlement Fin. Corp.
   Rev. Series B
5.50%      05/15/30 ............    7,000        6,728
5.875%     05/15/39 ............    7,000        6,778
                                                13,506

MAINE -- 1.2%

Maine Hlth. & Higher Edl. Facs.
   Auth., Series C
5.125%     07/01/31 ............    5,000        4,885
   Series D (FSA Insured)
5.50%      07/01/23 ............    6,000        6,019(n)
Maine Muni. Bond Bank,
   Series B
5.50%      11/01/21 ............    3,325        3,395
   Series C (FSA Insured)
5.35%      11/01/18 ............    5,310        5,407(n)
                                                19,706

MARYLAND -- 0.2%

Maryland State & Local Facs., 3rd Series
5.00%      10/15/11 ............    3,500        3,645

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

MASSACHUSETTS -- 6.6%

Massachusetts Bay Trans. Auth.,
   Series A (MBIA Insured)
4.75%      03/01/16 ............  $ 4,500 $      4,373(n)
Massachusetts State Hlth. & Edl.
   Fac. Auth., Mt. Auburn Hosp.,
   Series B (MBIA Insured)
6.30%      08/15/24 ............    4,000        4,348(n)
Massachusetts State Tpke. Auth.,
   Series A (MBIA Insured)
5.00%      01/01/27 ............   10,895       10,402(n)
   Series B (MBIA Insured)
5.125%     01/01/23 ............   15,500       15,178(n)
5.125%     01/01/37 ............    5,000        4,717(n)
Massachusetts State Wtr. Poll.
   Abatement, Pool Prog.,
   Refunded, Series A
   (FGIC Insured)
4.75%      02/01/26 ............    5,000        4,552(n)
   Series 6
5.625%     08/01/18 ............    7,000        7,357
Massachusetts State Wtr.
   Resources Auth., Series A
6.50%      07/15/08 ............    9,245       10,448
6.50%      07/15/19 ............   14,125       16,453
   Series C (MBIA Insured)
4.75%      12/01/23 ............    7,500        6,896(n)
Massachusetts State, Series B
5.50%      11/01/08 ............   18,035       19,468
                                               104,192

MICHIGAN -- 3.2%

Detroit Michigan Sewage Disp.,
   Series A (MBIA Insured)
5.00%      07/01/25 ............    5,750        5,461(n)
Detroit Michigan Wtr. Supply
   Sys. Rev., Series A
   (MBIA Insured)
5.00%      07/01/27 ............    8,375        7,925(n)
Grand Rapids, Refunded
   (FGIC Insured)
5.25%      01/01/17 ............    3,000        3,017(n)
Hartland Cons. School Dist.
   (FGIC Insured)
5.125%     05/01/22 ............    5,000        4,904(n)
Michigan State Trunk Line,
   Prerefunded 10/01/02 @ 100,
   Series A
5.50%      10/01/21 ............    3,000        3,086(m)
   Prerefunded 10/01/02 @ 100,
   Series B-2
5.50%      10/01/21 ............    1,000        1,029(m)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

   Series A (MBIA Insured)
5.00%      11/01/26 ............  $ 5,500  $     5,237(n)
   Unrefunded Balance,
   Series A
5.50%      10/01/21 ............    7,425        7,510
   Unrefunded Balance,
   Series B-2
5.50%      10/01/21 ............    1,830        1,848
Mount Clemens Cmnty. School
   Dist., School Bldg. & Site G.O.
5.00%      05/01/22 ............    5,000        4,796
5.00%      05/01/26 ............    3,000        2,846
Muskegon Heights Pub. Schools
   (MBIA Insured)
5.00%      05/01/24 ............    2,650        2,533(n)
                                                50,192

MINNESOTA -- 1.2%

Minneapolis & St. Paul Metro.
   Arpt. Series A (AMBAC Insured)
5.00%      01/01/30 ............   12,950       12,083(n)
Southern Minnesota Muni.
   Pwr. Agency, Series A
   (MBIA Insured)
5.00%      01/01/12 ............    7,500        7,564(n)
                                                19,647

MISSOURI -- 1.2%

Jackson County Cons. School
   Dist. No. 2, (AMBAC Insured)
5.25%      03/15/09 ............    7,000        7,233(n)
   (St. Aid Direct Deposit Insured)
5.00%      03/01/20 ............    2,500        2,453(n)
Missouri State Hlth. & Edl. Facs.
   Auth., Series A
6.00%      05/15/07 ............    2,340        2,538
St. Louis Missouri Arpt. Dev.
   Prog., Series A (MBIA Insured)
5.25%      07/01/31 ............    6,500        6,319(n)
                                                18,543

NEVADA -- 1.0%

Clark Cnty. Nevada
5.50%      07/01/20 ............    7,565        7,688
Bond Bank (MBIA Insured)
5.50%      07/01/30 ............    6,500        6,548(n)
Las Vegas Special Improv.
   Dist. 707, Refunded Series A
   (FSA Insured)
5.55%      06/01/16 ............    2,045        2,110(n)
                                                16,346

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

NEW HAMPSHIRE -- 0.8%

New Hampshire Higher Edl. &
   Hlth. Facs. Auth., Univ. Sys.,
   (MBIA Insured)
6.25%      07/01/20 ............  $ 5,000  $     5,213(n)
New Hampshire Tpke. Auth. Sys.
5.75%      04/01/20 ............    7,745        7,832
                                                13,045

NEW JERSEY -- 6.4%

New Jersey Bldg. Auth.
5.00%      06/15/11 ............   10,350       10,516
5.00%      06/15/12 ............    9,440        9,568
New Jersey St. Tpke. Auth.,
   Series C (AMBAC Insured)
6.50%      01/01/16 ............   49,960       58,375(n)
New Jersey St. Trans. Trust Fund
   Auth., Series C  (FSA Insured)
5.75%      12/15/14 ............    6,000        6,587(n)
New Jersey State Edl. Facs. Auth.
   Rev., Princeton Univ., Series H
5.375%     07/01/23 ............    4,300        4,399
New Jersey Wastewater Treatment
   Trust, Series C
   (AMBAC Insured)
5.875%     06/15/06 ............    5,160        5,625(n)
6.875%     06/15/08 ............    5,905        6,796(n)
                                               101,866

NEW MEXICO -- 1.4%

New Mexico State Cap. Proj.
4.00%      09/01/07 ............    4,810        4,818
4.00%      09/01/08 ............    6,675        6,621
New Mexico State Hosp. Equip.
   Loan Council Rev.,
   Presbyterian Hlth., Series A
5.50%      08/01/25 ............    6,000        5,733
5.50%      08/01/30 ............    6,000        5,670
                                                22,842

NEW YORK -- 10.0%

Battery Park City Auth. Series A
   (AMBAC Insured)
4.75%      11/01/19 ............   16,130       14,697(n)
   Series A (MBIA Insured)
5.00%      11/01/13 ............   10,000        9,981(n)
5.25%      11/01/17 ............    6,500        6,472(n)
Long Island Pwr. Auth., Series A
   (MBIA Insured)
5.50%      12/01/29 ............    1,600        1,619(n)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

         ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Municipal Assistance Corp.,
   Series E
5.20%      07/01/08 ............  $10,000  $    10,526
New York City Muni. Wtr. Fin.
   Auth., Series A
   (MBIA Insured)
5.125%     06/15/21 ............    2,400        2,352(n)
New York City Transitional Fin.
   Auth., Series B
5.30%      11/15/09 ............    1,000        1,059
6.00%      11/15/10 ............    1,525        1,689
5.50%      11/15/11 ............    1,250        1,337
6.00%      11/15/11 ............    1,020        1,129
6.00%      11/15/19 ............    3,750        4,018
5.00%      05/01/31 ............    7,000        6,649
   Series C
5.50%      11/01/19 ............   10,800       11,064
5.50%      05/01/25 ............    8,300        8,420
New York NY, Series B
5.60%      08/15/06 ............   13,000       13,902
5.25%      08/01/13 ............    1,500        1,514
New York State Dorm. Auth.
   City Univ., Series D
7.00%      07/01/09 ............    7,000        7,880
Columbia Univ., Series A
5.00%      07/01/25 ............    2,550        2,461
Cornell Univ.
5.40%      07/01/10 ............    8,185        8,638
   Prerefunded Series B
   (Escrowed to Maturity)
6.50%      08/15/10 ............    3,490        3,981(l,m)
   Unrefunded Balance, Series B
6.50%      08/15/10 ............        5            6
New York State Hsg. Fin. Agency,
   Prerefunded 09/15/04 @ 102,
   Series A
6.375%     09/15/14 ............       65           71(m)
New York State Urban Dev. Corp.
5.50%      07/01/16 ............    7,000        7,200
Correctional Cap. Facs., Series A
5.50%      01/01/16 ............   12,465       12,665
5.50%      01/01/16 ............   12,845       13,052
Suffolk Cnty. Wtr. Auth.
   (MBIA Insured)
5.00%      06/01/17 ............    6,000        5,905(n)
                                               158,287

NORTH CAROLINA -- 1.9%

Cary North Carolina G.O.
5.00%      03/01/21 ............    3,400        3,350
Charlotte North Carolina
5.60%      06/01/20 ............    2,800        2,953

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Mecklenburg Cnty. North
   Carolina Pub. Improv.,
   Series B
4.50%      02/01/15 ............  $14,000  $    13,490
North Carolina Med. Care
   Comm. Hlth. Care Facs.
   Rev., Duke Univ., Series A
4.75%      06/01/28 ............    5,000        4,399
First Hlth. of the Carolinas
4.75%      10/01/26 ............    7,000        6,115
                                                30,307

OHIO -- 3.1%

Cleveland Ohio Arpt. Sys.,
   Series A (FSA Insured)
5.00%      01/01/22 ............    5,000        4,799(n)
Cleveland Ohio Parking
   Facs. Rev. (MBIA Insured)
5.50%      09/15/16 ............    5,200        5,349(n)
Cleveland Ohio Water Works
   Rev., First Mtg., Series F
   (AMBAC Insured)
6.25%      01/01/16 ............    9,490        9,680(n)
Cleveland-Cuyahoga Cnty. Port
   Auth., Rock & Roll Hall of
   Fame (AMBAC Insured)
5.40%      12/01/15 ............    3,500        3,589(n)
Ohio State Bldg. Auth. Rev.,
   Series A
4.75%      04/01/14 ............    5,000        4,918
Ohio State Common Schools Cap.
   Facs., G.O., Series A
4.75%      06/15/18 ............    3,690        3,547
Ohio State Higher Edl. Fac.
   Comm., Denison Univ.
5.20%      11/01/26 ............    5,000        4,904
Ohio State Pub. Facs. Comm.,
   Higher Ed. Cap. Facs.,
   Series II-A (MBIA Insured)
4.50%      11/01/09 ............    1,500        1,504(n)
Ohio State Wtr. Dev. Auth., Wtr.
   Quality Series (MBIA Insured)
5.30%      12/01/11 ............    9,265        9,543(n)
Steubenville Ohio Facs. -
   Trinity Hlth.
6.375%     10/01/20 ............    1,660        1,706
                                                49,539

OKLAHOMA -- 0.5%

Oklahoma Tpke. Auth.,
   Series C (MBIA Insured)
6.25%      01/01/22 ............    4,640        4,818(n)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Tulsa Oklahoma Indl. Auth.,
   Univ. of Tulsa, Series A
   (MBIA Insured)
5.00%      10/01/22 ............  $ 3,000  $     2,873(n)
                                                 7,691

OREGON -- 0.3%

Oregon State, Veteran's
   Welfare, Series 75
5.875%     10/01/18 ............    1,855        1,907
Portland Sew. Sys., Series A
   (MBIA Insured)
4.50%      06/01/16 ............    3,750        3,541(n)
                                                 5,448

PENNSYLVANIA -- 6.9%

Allegheny County Hosp. Dev.
   Auth., Univ. of Pittsburgh
   Med. Ctr. (MBIA Insured)
5.375%     12/01/25 ............   27,000       26,837(n)
Erie Pennsylvania Sew. Auth.
   (MBIA Insured)
4.90%      06/01/16 ............    2,130        2,080(n)
4.95%      06/01/17 ............    1,150        1,114(n)
Montgomery Cnty. Higher Ed. &
   Hlth. Auth., Series A
   (AMBAC Insured)
5.00%      10/01/09 ............    2,405        2,483(n)
5.10%      10/01/10 ............    2,670        2,757(n)
Pennsylvania Intergovernmental
   Co-op. Auth., Prerefunded
   06/15/03 @ 100
   (MBIA Insured)
5.60%      06/15/15 ............    8,000        8,378(m,n)
Pennsylvania State First Series
5.375%     05/01/10 ............    1,000        1,035
Pennsylvania State Higher Edl.
   Facs. Auth., Lafayette College
6.00%      05/01/30 ............    5,000        5,326
Univ. of PA
5.50%      07/15/38 ............   10,750       10,649
Pennsylvania Tpke. Comm.,
   Series A (AMBAC Insured)
5.00%      12/01/23 ............    8,000        7,691(n)
Philadelphia Gas Works Rev.,
   Prerefunded 07/01/03 @ 102,
   14th Series (FSA Insured)
6.375%     07/01/14 ............      600          648(m,n)
   Unrefunded, 14th Series
   (FSA Insured)
6.375%     07/01/14 ............    1,245        1,331(n)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------


Philadelphia Hosp. & Higher
   Ed. Fac. Auth., Children's
   Hosp. Philadelphia,
   Series A
5.00%      02/15/21 ............  $11,250 $     10,501
Philadelphia School Dist.,
   Prerefunded 07/01/04 @ 100.25
   (MBIA Insured)
5.65%      07/01/06 ............    2,070        2,216(m,n)
5.85%      07/01/09 ............    1,440        1,558(m,n)
   Prerefunded 07/01/04
   @ 100.25, Series A
   (MBIA Insured)
5.55%      07/01/05 ............    9,645       10,277(m,n)
   Prerefunded 07/01/04
   @ 100.75 (MBIA Insured)
5.75%      07/01/07 ............    1,200        1,290(m,n)
   Prerefunded 07/01/04 @ 101
   (MBIA Insured)
5.80%      07/01/08 ............    1,500        1,618(m,n)
Pittsburgh Pennsylvania
   Pub. Parking Auth.
   (AMBAC Insured)
5.35%      12/01/10 ............      520          551(n)
5.45%      12/01/11 ............      440          466(n)
5.55%      12/01/12 ............    1,015        1,076(n)
5.60%      12/01/13 ............    1,125        1,187(n)
5.70%      12/01/14 ............    1,245        1,323(n)
5.75%      12/01/15 ............      945        1,008(n)
5.75%      12/01/16 ............    1,385        1,473(n)
Southcentral Gen. Auth. Rev.,
   Wellspan Hlth. Oblig.
5.375%     05/15/28 ............    5,000        4,799
                                               109,672

PUERTO RICO -- 0.9%

Childrens Trust
   Fund Tobacco
   Settlement Rev.
5.75%      07/01/20 ............    6,845        7,210
Puerto Rico Commonwealth,
   Series A
5.50%      07/01/13 ............    6,500        6,963
                                                14,173

RHODE ISLAND -- 0.0%**

Rhode Island, Cons. Cap. Dev.,
   Series A
5.00%      08/01/11 ............       92           94


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

         ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

SOUTH CAROLINA -- 3.8%

Charleston County SC,
   Prerefunded 06/01/06 @100
   (St. Aid Withholding Insured)
5.90%      06/01/10 ............  $ 2,170  $     2,371(m,n)
6.00%      06/01/11 ............    2,310        2,533(m,n)
6.00%      06/01/12 ............    2,455        2,692(m,n)
Greenville Hosp. Sys. SC,
   (AMBAC Insured)
5.00%      05/01/31 ............    5,500        5,232(n)
Richland Lexington SC Arpt.
   Dist. Rev., Columbia Metro.
   Arpt., Series A (FSA Insured)
5.00%      01/01/31 ............    2,000        1,883(n)
South Carolina State Pub. Service
   Auth. Rev. & Elec. Sys.,
   Series A (MBIA Insured)
5.50%      07/01/21 ............   26,635       26,979(n)
South Carolina Trans.
   Infrastructure Bank Rev.,
   Series A (MBIA Insured)
5.50%      10/01/30 ............   11,000       11,213(n)
Tobacco Settlement Rev.
   Mgmt. Auth., Series B
6.00%      05/15/22 ............    2,000        2,020
6.375%     05/15/28 ............    5,000        5,182
                                                60,105

TENNESSEE -- 0.8%

Knox County Tennessee Hlth.
   Edl. & Hsg. Facs. Board Hosp.
   Rev. (MBIA Insured)
7.25%      01/01/09 ............    4,500        5,203(n)
Metropolitan Govt. Nashville &
   Davidson Cnty. Ed. Fac. Board,
   Meharry Med. College,
   Prerefunded 12/01/04 @ 102
   (AMBAC Insured)
6.875%     12/01/24 ............    6,000        6,771(m,n)
                                                11,974

TEXAS -- 5.7%

Austin Texas Pub. Improv.
5.375%     09/01/16 ............    5,030        5,152
5.375%     09/01/17 ............    5,320        5,418
Dallas Texas Tax Rev., Series A
   (AMBAC Insured)
5.00%      08/15/20 ............    4,675        4,505(n)
Fort Worth Texas Wtr. & Sew.
5.00%      02/15/18 ............    2,800        2,733

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Harris County Texas, Toll Road,
   Prerefunded 08/15/04 @ 102,
   Series A
6.125%     08/15/20 ............  $15,000 $     16,487(m)
Houston Texas Wtr. & Sew. Sys.,
   Refunded, Series B
   (FGIC Insured)
5.25%      12/01/21 ............   20,000       19,732(n)
North Central Texas Hlth. Facs.
   Dev. Corp. Rev., Baylor Hlth.
   Care Systems Proj., Series A
5.125%     05/15/22 ............    4,500        4,190
Plano Texas
4.875%     09/01/19 ............    1,500        1,439
San Antonio Texas Indpt. School
   Dist. Bldg., Series A
   (PSF-GTD Insured)
5.375%     08/15/19 ............    2,685        2,704(n)
5.375%     08/15/20 ............    3,565        3,577(n)
Texas State Pub. Fin. Auth.
   (AMBAC Insured)
5.00%      08/01/17 ............    6,440        6,283(n)
University Houston Texas Cons.
   (MBIA Insured)
5.50%      02/15/30 ............    8,000        8,067(n)
University of Texas Fin. Sys.,
   Series A
5.20%      08/15/09 ............    1,295        1,347
University of Texas Permanent
   Univ. Fund
4.75%      07/01/17 ............    8,840        8,448
                                                90,082

UTAH -- 0.1%

Murray City Utah Hosp. Rev.,
   IMC Hlth. Svcs. Inc.
   (MBIA Insured)
4.75%      05/15/20 ............    2,285        2,091(n)

VIRGINIA -- 2.0%

Chesapeake Virginia, Pub. Improv.
   (St. Aid Withholding Insured)
6.00%      05/01/12 ............    2,150        2,312(n)
Fairfax County Wtr. Auth.
5.00%      04/01/16 ............    2,500        2,501
Norfolk Wtr. Rev. (MBIA Insured)
5.875%     11/01/20 ............    1,920        2,022(n)
Roanoke Virginia Indl. Dev. Auth.
   Hosp. Rev., Roanoke Mem.
   Hosp., Series A (MBIA Insured)
5.00%      07/01/24 ............   13,155       12,640(n)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

University Virginia Rev., Series B
5.375%     06/01/20 ............ $  5,000  $     5,041
Virginia Commonwealth Trans.
   Board, Series A
5.75%      05/15/21 ............    1,945        2,041
Virginia State Hsg. Dev. Auth.
   Commonwealth Mtg., Series B
5.45%      01/01/15 ............    3,005        3,062
5.50%      01/01/16 ............    2,435        2,487
                                                32,106

WASHINGTON -- 0.7%

King Cnty. Washington, Series B
5.80%      12/01/12 ............   10,000       10,767

WEST VIRGINIA -- 0.2%

West Virginia State Univ. Rev.
   (AMBAC Insured)
6.00%      04/01/12 ............    3,000        3,169(n)

WISCONSIN -- 1.8%

Wisconsin State Hlth. & Edl. Fac.
   Auth., Aurora Hlth. Care
   (MBIA Insured)
5.25%      08/15/23 ............   13,455       13,182(n)
5.25%      08/15/27 ............    5,000        4,829(n)
Wisconsin State Trans. Rev.,
   Series A
5.30%      07/01/18 ............    4,800        4,862
   Unrefunded Balance,
   Series B
5.50%      07/01/22 ............    5,460        5,501
                                                28,374
TOTAL INVESTMENTS IN SECURITIES
   (COST $1,500,071) ...........             1,568,795

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $6,010)                    6,010        6,010(p)

OTHER ASSETS AND LIABILITIES,
   NET 1.0%                                     15,892
                                            ----------

NET ASSETS-- 100%                           $1,590,697
                                            ==========


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               ELFUN INCOME FUND

  Q&R

ROBERT MACDOUGALL IS CHIEF INVESTMENT OFFICER AND LEAD PORTFOLIO MANAGER FOR GE ASSET MANAGEMENT'S FIXED INCOME INVESTMENT TEAM. BOB JOINED GEAM
IN 1986 AS VICE PRESIDENT. HE BECAME A SENIOR VICE PRESIDENT IN 1993 AND EXECUTIVE VICE PRESIDENT IN 1997. BOB HAS OVER TWENTY-EIGHT YEARS OF INVESTMENT EXPERIENCE. PRIOR TO JOINING GEAM, BOB HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. BOB RECEIVED BOTH HIS MASTERS AND BACHELOR IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. HOW DID THE ELFUN INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?

A. The Elfun Income Fund gained 7.97% during the year ended December 31, 2001. During the same period, the Lehman Brothers Aggregate Bond Index gained 8.44% and its Lipper peer group of 140 Intermediate U.S. Government funds gained an average of 6.99%.


Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE YEAR ENDED DECEMBER 31, 2001.

A. The U.S. fixed income market followed up strong performance in 2000 with another solid year of total returns. For the second consecutive year, positive bond returns stood out in comparison to the negative returns generated by both domestic and international equity markets.

   The year began with a surprise move by the Federal Reserve (the Fed) to lower its federal funds rate by 50 basis points on January 3rd. With what would be the first of eleven such easings of monetary policy, the bond market rally was off and running. By year's end, the Fed had reduced the overnight bank lending rate eleven times and 475 basis points (or 4.75%) to 1.75%. Yields along the entire maturity spectrum for U.S. Treasury securities dropped, particularly on the shorter end, as bond investors continued to price in further Fed easing to fight off a slowing of the economy. The prospect that these timely central bank moves would stave off recession attracted investors toward corporate bonds, narrowing their yield differentials to U.S. Treasuries. But, in fact, a recession did indeed set in during the third quarter, with falling employment and consumer confidence, exacerbated by the tragedy of September 11th. The Fed immediately rushed in to supply liquidity to the financial markets, and the difference in yields between short- and long-term bonds grew even wider. Long maturity U.S. Treasuries enjoyed a surprise rally in late October when the Treasury announced the suspension of 30-year bond issuance. Although economic activity remained negative in the fourth quarter, investors saw signs of a bottoming in consumer confidence and lower unemployment claims, subsequently pushing yields higher in November and December.

   For the year, yields on 2-, 5- and 10-year notes fell 207, 67 and 6 basis points, respectively, while the 30-year bond yield inched up 1 basis point. 2-, 5-, 10- and thirty-year ended 2001 with their yields standing at 3.02%, 4.30%, 5.05% and 5.47%, respectively. Corporate bonds performed the best during the year on a duration- adjusted basis, generating 254 basis points of excess returns above U.S. Treasuries. The volatility in the market for mortgage-backed securities and the plummet in refinancing activity, caused by the sharp increase in interest rates in November, drove down the performance of mortgage-backed securities. Asset-backed and commercial mortgage-backed sectors performed well in 2001, producing excess returns of 129 and 120 basis points, respectively.


Q. WHAT ADDITIONAL FACTORS AFFECTED FUND PERFORMANCE?

A. 2001 was a year where many corporations saw their bond credit ratings reduced, due in large part to weakness in the economy. While our overall credit quality remains high, we were not immune to difficulties encountered by certain individual securities, which underperformed the market as a whole because of real or perceived credit concerns. Good security selection in mortgage-backed securities and a heavier-than-average weighting in the commercial mortgage-backed sector benefited relative return.


Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Economic conditions, not surprisingly, should drive fixed income returns in 2002. However, the market's increased sensitivity to geopolitical risks, e.g., the war against terrorism, Middle East tensions and other cross-border conflicts, could cause short-term consternation. Although we believe economic recovery will materialize in 2002, we do not share the market's enthusiasm for the timing nor its current predictions for Fed tightening. Subsequently, with the recent backup in yields and a friendly inflation outlook, our core fixed income portfolios begin 2002 positioned somewhat more aggressively than our competitors. Non-U.S. Treasury bonds continue to offer very attractive yields relative to Treasury securities. We maintain our overweight position in commercial mortgage-backed securities, offsetting a slight underweight in corporate bonds, preferring to accept credit risk in high quality, commercial mortgage collateral rather than in corporate balance sheets. We foresee continued diversification into commercial mortgage-backed securities from corporate investors looking to avoid event risk and from mortgage-backed securities investors wanting to avoid duration shortening and/or extension risk. We moved from a neutral to overweight position in residential mortgage-backed securities. Our selection continues to favor securities whose price action should benefit from a slower refinancing environment. We believe collateralized mortgage obligations (CMO's) will be a good source of incremental value in 2002. We believe corporate bond investors will continue to face negative credit surprises, hence, we continue to emphasize securities with liquidity and diversification within our corporate bond holdings to complement our credit research process. In summary, taking advantage of yield differentials in non-treasury sectors will be key to portfolio performance in 2002.

[PHOTO OMITTED]

                                                               ELFUN INCOME FUND

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[ELFUND INCOME FUND LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       ELFUN INCOME FUND            LB AGGREGATE
'91       $10,000.00                 $10,000.00
'92        10,660.58                  10,740.26
'93        11,696.65                  11,787.34
'94        11,424.31                  11,443.61
'95        13,504.51                  13,557.67
'96        14,046.19                  14,049.89
'97        15,391.43                  15,406.27
'98        16,697.42                  16,744.53
'99        16,594.00                  16,607.01
'00        18,437.15                  18,537.75
'01        19,906.12                  20,102.98

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                   ONE      FIVE        TEN
                  YEAR      YEAR       YEAR
--------------------------------------------------------------------------------

Elfun Income Fund 7.97%     7.22%      7.13%

LB Aggregate      8.44%     7.43%      7.23%

                               INVESTMENT PROFILE

A fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.

                         *LIPPER PERFORMANCE COMPARISON

                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01

                                                 ONE     FIVE    TEN
                                                 YEAR    YEAR    YEAR

     Fund's rank in peer group: ...............    22       9       5

      Number of Funds in peer group: ..........   140      93      29

      Peer group average annual total return: .  6.99%   6.30%   6.03%

     Lipper categories in peer group: ......... INTERMEDIATE U.S.
                                                GOVERNMENT, INTERMEDIATE
                                                U.S. TREASURY

    *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 2001

                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MOODY'S/                         PERCENTAGE OF
S&P RATING+                       MARKET VALUE
--------------------------------------------------------------------------------
Aaa                                    82.02%
--------------------------------------------------------------------------------
Aa                                      3.98%
--------------------------------------------------------------------------------
A                                       6.81%
--------------------------------------------------------------------------------
Baa                                     6.75%
--------------------------------------------------------------------------------
Ba                                      0.43%
--------------------------------------------------------------------------------
Other                                   0.01%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
 RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

ELFUN INCOME FUND

MARKET VALUE OF $425,564

[ELFUN INCOME FUND PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

MORTGAGE-BACKED 35.0%
ASSET-BACKED & OTHER 25.4%
CORPORATE NOTES 16.8%
U.S. TREASURIES 15.9%
FEDERAL AGENCIES 6.9%


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------


BONDS AND NOTES -- 110.9%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 20.1%

U.S. Treasury Bonds
9.125%     05/15/09 ............  $ 3,805 $      4,273(h)
7.25%      05/15/16 ............    5,000        5,780(h)
8.125%     08/15/19 ............    8,760       11,061(h)
6.875%     08/15/25 ............    5,285        6,027(h)
5.375%     02/15/31 ............    4,930        4,858(k)
                                                31,999
U.S. Treasury Notes
3.00%      11/30/03 ............    3,395        3,398(k)
6.75%      05/15/05 ............    3,920        4,262(h)
4.625%     05/15/06 ............   12,915       13,090(k)
3.50%      01/15/11 ............    8,256        8,230(h)
5.00%      02/15/11 ............    2,770        2,759(k)
5.00%      08/15/11 ............    3,895        3,883(k)
                                                35,622
TOTAL U.S. TREASURIES
   (COST $67,712) ..............                67,621

FEDERAL AGENCIES -- 8.7%

Federal Home Loan Mortgage Corp.
5.00%      05/15/04 ............    3,125        3,219(k)
5.25%      12/20/04 ............    1,650        1,684(h)
5.50%      09/15/11 ............    2,640        2,587(k)
6.00%      06/15/11 ............    7,840        7,967
                                                15,457

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------


Federal National Mortgage Assoc.
3.50%      09/15/04 ............  $   540  $       535
4.375%     10/15/06 ............    1,745        1,709(k)
5.25%      08/14/06 ............    4,240        4,285
5.50%      02/15/06 ............    2,195        2,262
6.25%      07/19/11 ............    1,145        1,179
7.125%     01/15/30 ............    3,405        3,779(h)
                                                13,749
TOTAL FEDERAL AGENCIES
   (COST $29,108) ..............                29,206

AGENCY MORTGAGE-BACKED -- 34.2%

Federal Home Loan Mortgage Corp.
6.00%      04/01/29 - 02/01/31      1,260        1,236
6.50%      07/01/29 - 06/01/30        734          736
7.00%      01/01/30 - 07/01/31        349          357
7.50%      01/01/08 - 09/01/31      5,262        5,466
8.50%      06/01/31 ............      871          926
                                                 8,721
Federal National Mortgage Assoc.
5.50%      03/01/14 - 03/01/16      4,530        4,490
6.00%      02/01/14 - 03/01/31      3,457        3,436
6.50%      02/01/14 - 04/01/30      3,788        3,802
7.00%      08/01/13 - 06/01/31        448          460
7.50%      08/01/13 - 11/01/31     10,004       10,384
8.00%      12/01/11 - 09/01/31      9,189        9,699
8.50%      04/01/30 - 08/01/31      4,156        4,415
9.00%      06/01/09 - 12/01/22      1,456        1,565
6.00%      TBA .................    1,704        1,666(c)
6.50%      TBA .................   29,207       29,207(c)
7.00%      TBA .................   11,902       12,125(c)
7.00%      TBA .................    1,576        1,631(c)
7.50%      TBA .................    7,092        7,318(c)
                                                90,198
Government National Mortgage Assoc.
6.50%      01/15/24 - 04/15/28      2,908        2,926
7.00%      03/15/12 - 04/15/28      2,568        2,656
7.50%      03/15/23 - 10/15/28      3,094        3,214
8.00%      06/15/27 - 06/15/30      1,557        1,632
8.50%      10/15/17 ............      627          679
9.00%      11/15/16 - 12/15/21      1,233        1,345
6.50%      TBA .................    1,647        1,652(c)
7.00%      TBA .................    2,202        2,249(c)
                                                16,353
TOTAL AGENCY MORTGAGE-BACKED
   (COST $114,357) .............               115,272


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%

Collateralized Mortgage Obligation Trust
5.80%      11/01/18 ............   $  189   $      156(d,f)
9.16%      09/01/15 ............       15           15(d,f)
                                                   171
Federal Home Loan Mortgage Corp.
6.00%      09/15/23 ............      326          335
6.25%      01/15/26 ............      559          564
6.43%      10/15/23 ............      272          210(d,f)
6.67%      08/01/27 ............       78           66(d,f)
7.00%      01/15/28 - 02/15/31      1,209        1,088
7.50%      06/15/29 - 07/15/29        950          163(g)
7.75%      03/15/22 ............      333          347
8.00%      04/15/20 - 07/01/24        455          226
8.12%      05/15/24 ............      202          138(d,f)
8.769%     01/15/02 ............      232          209(i)
11.713%    01/15/02 ............      444          364(i)
13.409%    01/15/02 ............      621          629(i)
13.838%    01/15/02 ............      300          283(i)
14.219%    01/15/02 ............      440          416(i)
14.309%    01/15/02 ............      179          159(i)
14.327%    01/15/02 ............      180          179(i)
14.407%    01/15/02 ............      277          289(i)
14.65%     01/15/02 ............      202          199(i)
14.699%    01/15/02 ............      495          451(i)
16.079%    01/15/02 ............      243          225(i)
16.131%    01/15/02 ............      250          233(i)
19.839%    01/15/02 ............      505          517(i)
                                                 7,290
Federal National Mortgage Assoc.
5.61%      10/25/29 ............      347          264(d,f)
6.20%      12/25/22 ............      138          114(d,f)
6.43%      05/01/28 ............      702          543(d,f)
6.67%      01/25/02 ............    1,656          212(g,i)
7.00%      12/01/29 ............      480           97(g)
7.50%      05/01/23 - 07/25/41      6,557        2,617(g)
8.00%      02/01/23 - 11/01/29      3,054          697(g)
8.50%      03/01/17 - 07/25/22        460           89(g)
9.00%      05/25/22 ............      145           30(g)
11.64%     01/18/02 ............      212          176(i)
12.125%    01/25/02 ............      215          201(i)
14.175%    01/25/02 ............      565          569(i)
14.544%    01/25/02 ............      183          181(i)
16.25%     01/25/02 ............      768          678(i)
17.082%    01/25/02 ............      149          148(i)
20.053%    01/25/02 ............      225          232(i)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

1,008.00%    05/25/22 .......... $      0*  $        9(g)
1,080.912%   03/25/22 ..........        0*           9(g)
                                                 6,866
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $14,077) ..............                14,327

ASSET-BACKED -- 16.0%

Advanta Mortgage Loan
   Trust Corp.
6.30%      07/25/25 ............       83           85
American Express Master Trust
2.05%      01/15/02 ............    4,023        4,029(i)
Americredit Automobile
   Receivables Trust
2.316%     01/05/02 ............    1,100        1,104(i)
Arran Master Trust
2.01%      03/15/02 ............      250          250(i)
Capital Auto Receivables
   Asset Trust
4.60%      09/15/05 ............    1,510        1,539
Chase Credit Card Owner Trust
1.97%      01/15/02 ............    2,000        2,000(i,o)
Citibank Credit Card
   Issuance Trust
2.07%      03/10/02 ............    4,000        3,999(i,o)
1.90%      03/15/02 ............    5,000        4,996(i)
6.90%      10/15/07 ............      204          219
Conseco Private Label
   Master Note Trust
2.176%     01/15/02 ............    4,000        4,007(i)
Discover Card Master Trust I
2.08%      01/15/02 ............    2,600        2,607(i)
First Chicago Master Trust II
2.02%      01/15/02 ............    1,400        1,400(i)
First USA Credit Card
   Master Trust
2.22%      01/10/02 ............    2,000        2,003(i,o)
2.01%      01/19/02 ............    1,000        1,000(i,o)
Fleet Credit Card
   Master Trust II
2.01%      01/15/02 ............    3,475        3,477(i)
Ford Credit Auto Owner Trust
6.62%      07/15/04 ............      600          621
Ford Credit Floorplan
   Master Owner Trust
1.99%      01/15/02 ............      500          500(i,o)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                    ELFUN INCOME FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Green Tree Financial Corp.
   Series 1993-1
6.97%      04/01/31 ............  $   345 $        358
Household Private Label
   Credit Card Master
   Note Trust I
2.04%      01/15/02 ............      345          346(i)
MBNA Master Credit Card Trust
1.98%      01/15/02 ............    4,000        4,001(i,o)
2.09%      01/15/02 ............    2,500        2,508(i)
2.126%     01/15/02 ............    1,157        1,159(i)
Mellon Bank Premiere Financial
   Master Trust
2.05%      03/15/02 ............    1,000        1,001(i,o)
Metris Master Trust
2.14%      01/20/02 ............    2,000        2,001(i,o)
Mid-State Trust
7.54%      07/01/35 ............      141          146
Providian Gateway Master Trust
2.12%      01/15/02 ............    1,050        1,050(b,i)
Providian Master Trust
1.99%      01/15/02 ............    1,000        1,001(b,i)
Saks Credit Card Master Trust
2.116%     01/15/02 ............    1,500        1,501(i)
Superior Wholesale Inventory
   Financing Trust
2.56%      01/15/02 ............    1,600        1,600(i)
Toyota Auto Receivables
   Owner Trust
1.97%      01/15/02 ............    1,000        1,000(i)
West Penn Funding LLC
6.81%      09/25/08 ............      242          258
World Financial Network Credit
   Card Master Trust
2.14%      01/15/02 ............    2,000        1,992(i)
TOTAL ASSET-BACKED
   (COST $53,653) ..............                53,758

CORPORATE NOTES -- 21.2%

Abbey National Capital Trust I
8.963%     06/30/30 ............      695          785(i)
Abbey National PLC
7.35%      10/15/06 ............      242          251(i)
6.70%      06/15/08 ............      500          492(i)
Aetna Services Inc.
7.375%     03/01/06 ............      530          533
6.97%      08/15/36 ............      365          378

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Ahold Finance USA Inc.
8.25%      07/15/10 ............   $  610 $        677
Air 2 US
10.127%    10/01/20 ............      565          415(b)
Albertson's Inc.
7.50%      02/15/11 ............      360          386
Allstate Financial Global
   Funding
6.15%      02/01/06 ............      605          622(b)
Amerada Hess Corp.
7.875%     10/01/29 ............      580          614
American Airlines Inc.
6.855%     10/15/10 ............      231          232
10.18%     01/02/13 ............      155          133
American Home
   Products Corp.
5.875%     03/15/04 ............      410          427
6.70%      03/15/11 ............      610          630
AOL Time Warner Inc.
7.625%     04/15/31 ............      815          862
AT&T Corp.
6.50%      03/15/29 ............      595          520
AT&T Wireless Services Inc.
7.35%      03/01/06 ............      390          411
Axa
8.60%      12/15/30 ............      635          709
Bank of America Corp.
7.40%      01/15/11 ............      480          515
Bank One Corp.
2.58%      01/07/02 ............    2,000        2,000(i,o)
6.50%      02/01/06 ............      375          392
Barclays Bank PLC
8.55%      09/29/49 ............      550          613(b)
BCI US Funding Trust I
8.01%      07/15/08 ............      400          410(b,i)
Beckman Instruments Inc.
7.10%      03/04/03 ............      215          221
Bellsouth Capital Funding
7.875%     02/15/30 ............      350          405
Bellsouth Telecomm Inc.
6.375%     06/01/28 ............      265          256
Brascan Ltd.
7.375%     10/01/02 ............      155          159
Bristol-Myers Squibb Co.
6.875%     08/01/97 ............      265          273
British Telecommunications PLC
8.375%     12/15/10 ............      330          365
Capital One Bank
6.875%     02/01/06 ............      715          696


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

CIT Group Inc.
7.125%     10/15/04 ............  $   530  $       563
Citigroup Inc.
2.18%      02/28/02 ............    1,000        1,001(i,o)
7.25%      10/01/10 ............      795          853
Clear Channel
   Communications Inc.
7.25%      09/15/03 ............      720          745
7.875%     06/15/05 ............      370          387
Cleveland Electric
   Toledo Edison
7.67%      07/01/04 ............      640          682
Coca-Cola Enterprises Inc.
6.70%      10/15/36 ............      325          341
Conagra Foods Inc.
7.125%     10/01/26 ............      390          414
Conoco Inc.
5.90%      04/15/04 ............    1,810        1,870
Conseco Inc.
8.70%      11/15/26 ............      130           25
CSC Holdings Inc.
8.125%     07/15/09 ............      525          541
DaimlerChrysler AG
1.99%      03/15/02 ............    1,000          993(i,o)
Delhaize America Inc.
7.375%     04/15/06 ............      365          393
9.00%      04/15/31 ............      640          751
Delta Air Lines Inc.
7.57%      11/18/10 ............      485          474
Deutsche Telekom AG
7.75%      06/15/05 ............      565          612
8.25%      06/15/30 ............      455          505
Dominion Resources Inc.
6.00%      01/31/03 ............      505          519
Dresdner Funding Trust I
8.151%     06/30/31 ............      690          738(b)
Duke Capital Corp.
7.25%      10/01/04 ............      335          353
Duke Energy Corp.
5.375%     01/01/09 ............      400          377
El Paso Corp.
7.375%     12/15/12 ............      400          401
ERAC USA Finance Co.
8.25%      05/01/05 ............      420          445(b)
FedEx Corp.
7.50%      01/15/18 ............      286          294
FleetBoston Financial Corp.
4.875%     12/01/06 ............      455          443

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------


Ford Motor Credit Co.
7.60%      08/01/05 ............  $   295 $        303
6.875%     02/01/06 ............      510          510
7.375%     10/28/09 ............      660          652
7.25%      10/25/11 ............      425          414
FPL Group Capital Inc.
7.375%     06/01/09 ............       40           42
France Telecom S.A.
7.20%      03/01/06 ............      295          310(b)
8.50%      03/01/31 ............    1,365        1,555(b)
General Motors
   Acceptance Corp.
3.11%      01/22/02 ............    1,000          978(i)
5.80%      03/12/03 ............      480          491
5.75%      11/10/03 ............      250          255
6.125%     09/15/06 ............      415          411
6.125%     01/22/08 ............      355          344
7.25%      03/02/11 ............      455          458
Georgia-Pacific Group
9.95%      06/15/02 ............      235          240
Guangdong International
   Trust & Investment Corp.
8.75%      10/24/16 ............      205           20(b,j)
Heritage Media Corp.
8.75%      02/15/06 ............      580          563
Household Finance Corp.
7.20%      07/15/06 ............      330          351
6.75%      05/15/11 ............    1,355        1,348
HSBC Capital Funding LP
9.547%     06/30/10 ............      585          676(b,i)
Hydro-Quebec
8.25%      04/15/26 ............    1,365        1,640
Israel Electric Corp. Ltd.
8.10%      12/15/96 ............      425          367(b)
J.P. Morgan Chase & Co.
6.75%      02/01/11 ............      385          395
John Hancock Financial
   Services Inc.
6.50%      03/01/11 ............      580          589(b)
John Hancock Global
   Funding II
5.625%     06/27/06 ............      590          596(b)
Kellogg Co.
5.50%      04/01/03 ............      815          836
7.45%      04/01/31 ............      285          308
Kroger Co.
7.375%     03/01/05 ............      260          275


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                    ELFUN INCOME FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

LCI International Inc.
7.25%      06/15/07 ............     $589 $        598
MetLife Inc.
5.25%      12/01/06 ............      120          120
MidAmerican Energy Co.
7.375%     08/01/02 ............      410          421
Midwest Generation LLC
8.56%      01/02/16 ............      300          298
Mirant Americas
   Generation LLC
8.30%      05/01/11 ............      310          287
Monumental Global Funding
6.05%      01/19/06 ............      510          522(b)
Morgan Stanley Dean Witter
   & Co.
7.125%     01/15/03 ............      410          428
6.75%      04/15/11 ............      640          655
Nabisco Inc.
6.125%     02/01/33 ............      370          379
National Rural Utilities
   Cooperative
6.00%      05/15/06 ............      560          570
NB Capital Trust IV
8.25%      04/15/27 ............      440          465
News America Holdings Inc.
7.625%     11/30/28 ............      405          392
Noram Energy Corp.
6.375%     11/01/03 ............      310          319(i)
Pemex Finance Ltd.
9.03%      02/15/11 ............      710          767
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ............      500          515(b)
Petroleos Mexicanos
9.50%      09/15/27 ............      755          828
Phillips Petroleum Co.
9.375%     02/15/11 ............      375          457
PP&L Capital Funding Inc.
7.75%      04/15/05 ............      250          259
Procter & Gamble Co.
9.36%      01/01/21 ............      415          515
Progress Energy Inc.
6.55%      03/01/04 ............      350          365
7.75%      03/01/31 ............      360          385
Qwest Corp.
7.625%     06/09/03 ............      290          297
5.625%     11/15/08 ............      365          328
Raytheon Co.
7.90%      03/01/03 ............      855          889
6.75%      08/15/07 ............      395          406

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Royal & Sun Alliance Insurance
   Group PLC
8.95%      10/15/29 ............   $  430 $        457
Royal Bank of Scotland
   Group PLC
7.648%     09/30/31 ............      175          177(i)
8.817%     03/31/49 ............      665          735
9.118%     03/31/49 ............      420          478
Safeway Inc.
6.15%      03/01/06 ............      575          595
SBC Communications Inc.
6.25%      03/15/11 ............      400          407
St. George Funding Co.
8.485%     06/30/07 ............      255          247(b)
SunAmerica Inc.
5.60%      07/31/97 ............      500          380
Systems 2001 Asset Trust
7.156%     12/15/11 ............      293          295(b)
Tele-Communications Inc.
9.80%      02/01/12 ............      465          562
The Walt Disney Co.
5.62%      12/01/08 ............      305          287
TRW Inc.
6.625%     06/01/04 ............      410          418
Turner Broadcasting
   Systems Inc.
8.375%     07/01/13 ............      560          632
Tyco International Group S.A.
4.95%      08/01/03 ............      300          304
6.75%      02/15/11 ............      345          347
UBS PFD Funding Trust I
8.622%     10/01/10 ............      405          451(i)
Union Carbide Corp.
6.79%      06/01/25 ............      690          737
Union Pacific Corp.
5.84%      05/25/04 ............      405          418
United Air Lines Inc.
7.73%      07/01/10 ............    1,150        1,081
9.56%      10/19/18 ............      210          156
USA Networks Inc.
6.75%      11/15/05 ............      335          346
Verizon Pennsylvania
5.65%      11/15/11 ............      240          236
Viacom Inc.
7.75%      06/01/05 ............      780          837
Vodafone Group PLC
7.625%     02/15/05 ............      620          668
Wachovia Corp.
4.95%      11/01/06 ............      415          408


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

WCG Note Trust
8.25%      03/15/04 ............   $  570  $       558(b)
Williams Cos. Inc.
6.125%     12/01/03 ............      615          623
WorldCom Inc.
6.40%      08/15/05 ............      385          392
7.375%     01/15/06 ............      525          546(b)
8.25%      05/15/31 ............      365          385
Yale University
7.375%     04/15/96 ............      275          296
Yorkshire Power Pass-Through
   Asset Trust
8.25%      02/15/05 ............      330          349(b)
TOTAL CORPORATE NOTES
   (COST $69,695) ..............                71,302

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.7%

Bear Stearns Commercial
   Mortgage Securities Inc.
5.06%      12/15/10 ............      249          242
5.61%      08/15/11 ............      550          526
5.80%      08/15/11 ............       71           68
6.20%      07/14/12 ............       55           55
6.48%      02/15/35 ............      100          102
Chase Commercial Mortgage
   Securities Corp.
6.025%     11/18/07 ............      651          670
6.56%      05/18/08 ............      620          643
6.39%      11/18/08 ............      718          737
6.275%     02/12/16 ............      201          199(b)
Commercial Mortgage
   Acceptance Corp.
6.03%      03/15/08 ............      652          663
6.04%      08/15/08 ............      201          203
6.457%     01/16/11 ............      256          259(b)
CS First Boston Mortgage
   Securities Corp.
6.505%     02/15/34 ............      360          368
3.801%     09/15/34 ............      234          231
5.107%     09/15/34 ............      167          159
DLJ Commercial
   Mortgage Corp.
0.83%      11/12/31 ............    2,133           90(g)
6.24%      11/12/31 ............      961          981
First Union National Bank of
   America Commercial
   Mortgage Trust
6.315%     12/15/10 ............      100           99
6.136%     03/15/33 ............      150          148

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

GMAC Commercial Mortgage
   Security Inc.
6.42%      08/15/08 ............   $  371 $        383
GS Mortgage Securities Corp.
   (Class A)
6.86%      07/13/30 ............      687          718
GS Mortgage Securities
   Corp. II
5.946%     08/05/18 ............      216          218(b)
Holmes Financing PLC
2.57%      01/15/02 ............    1,000          995(i)
J.P. Morgan Chase Commercial
   Mortgage Securities
6.465%     11/15/35 ............      225          226
6.678%     11/15/35 ............      145          146
LB Commercial Conduit
   Mortgage Trust
6.21%      10/15/35 ............      564          573
LB-UBS Commercial
   Mortgage Trust
6.155%     07/14/16 ............      213          217(b)
6.53%      07/14/16 ............      219          219(b)
6.647%     07/14/16 ............      103          103(b)
5.533%     12/15/25 ............      468          467
6.365%     12/15/28 ............      600          607
6.133%     12/15/30 ............      832          824
6.512%     06/15/36 ............      109          110
6.653%     06/15/36 ............      109          109
Lehman Large Loan
   (Class A2)
6.84%      09/12/06 ............      400          420
Morgan Stanley Capital I
6.25%      07/15/07 ............      606          631
6.34%      11/15/07 ............      145          150
7.11%      07/15/09 ............      638          677
Morgan Stanley Dean Witter
   Capital I
5.98%      09/15/06 ............      404          417
0.85%      12/15/08 ............    3,544          144(b,g)
6.01%      11/15/10 ............       49           50
5.72%      01/18/11 ............      928          908
6.54%      10/15/11 ............      546          557
6.55%      03/15/12 ............       60           60
1.99%      08/15/18 ............      381           25(b,g)
5.90%      10/15/35 ............      600          601
6.39%      10/15/35 ............      500          502
6.56%      10/15/35 ............      121          122
Nationslink Funding Corp.
6.001%     08/20/30 ............      162          166


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                    ELFUN INCOME FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Residential Asset
   Securitization Trust
1.058%     08/25/30 ............   $1,821 $         41(g)
Salomon Brothers Mortgage
   Securities Inc. VII
7.00%      07/25/24 ............    1,158        1,144
Structured Asset
   Securities Corp.
1.68%      02/25/28 ............    1,950          119(g)
TIAA Retail Commercial
   Mortgage
5.77%      06/19/16 ............      182          186(b)
6.56%      06/19/26 ............      100          102(b)
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $19,374) ..............                19,380

SOVEREIGN BONDS -- 0.8%

British Columbia Province
   of Canada
4.625%     10/03/06 ............      310          306
Manitoba Province of Canada
4.25%      11/20/06 ............      625          608
Ontario Province of Canada
7.375%     01/27/03 ............      540          568
Quebec Province of Canada
7.50%      09/15/29 ............      585          654
Republic of Italy
4.375%     10/25/06 ............      600          585
TOTAL SOVEREIGN BONDS
   (COST $2,674) ...............                 2,721
TOTAL BONDS AND NOTES
   (COST $370,650) .............               373,587

                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.2%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $ 599) ................      590          646(b)
TOTAL INVESTMENTS IN SECURITIES
   (COST $371,249) .............               374,233

                                  NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.3%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund .............   11,615 $     11,615(p)

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.0%

Banque Nationale De Paris
   New York
2.27%      02/13/02 ............ $  3,360        3,360
Variable Funding
   Capital Corp.
2.30%      01/14/02 ............    3,360        3,358
                                                 6,718

FEDERAL AGENCIES -- 9.8%

Federal National
   Mortgage Assoc.
5.50%      01/02/02 ............   33,000       32,998

TOTAL SHORT-TERM INVESTMENTS
   (COST $51,331) ..............                51,331

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (26.4)% .................              (88,817)
                                              --------

NET ASSETS-- 100%                             $336,747
                                              ========


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                         ELFUN MONEY MARKET FUND

  Q&R

ROBERT MACDOUGALL MANAGES THE ELFUN MONEY MARKET FUND (PLEASE REFER TO PAGE
34 sFOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS ON THE FIXED INCOME MARKETS.)


Q. HOW DID THE ELFUN MONEY MARKET FUND PERFORM VERSUS ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?

A. The Elfun Money Market Fund posted a total return of 4.16% for the year ended December 31, 2001. The Fund delivered a higher yield than its broad-based benchmark, the 90-day U.S. Treasury Bill, which returned 3.45% and its Lipper peer group of 380 Money Market funds, which gained an average of 3.44%.


Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The main reason the Fund enjoyed a superior return during the year was our effective management of the portfolio's maturity level. The average maturity of the Fund was lengthened during the year, enabling the Fund to benefit from positive price action resulting from declining short-term interest rates. Interest rates for money market securities fell consistently throughout the year as the Federal Reserve trimmed short-term interest rates beginning in January and continuing through December.

  [U.S. CURRENCY GRAPHIC GRAPHIC ART OMITTED]

                                                         ELFUN MONEY MARKET FUND

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[ELFUN MONEY MARKET FUND LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

           ELFUN MONEY MARKET FUND           90 DAY U.S. T-BILL
'91              $10,000.00                     $10,000.00
'92               10,391.37                      10,351.51
'93               10,735.26                      10,668.78
'94               11,183.44                      11,134.23
'95               11,834.68                      11,764.41
'96               12,454.07                      12,369.68
'97               13,132.43                      13,012.90
'98               13,840.46                      13,651.32
'99               14,548.23                      14,303.46
'00               15,479.84                      15,161.03
'01               16,124.39                      15,683.66

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                         ONE     FIVE      TEN
                        YEAR     YEAR     YEAR
--------------------------------------------------------------------------------

Elfun Money Market Fund 4.16%    5.30%   4.89%

90 Day U.S. T-Bill      3.45%    4.86%   4.60%


                         *LIPPER PERFORMANCE COMPARISON

                             MONEY MARKET PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01

                                               ONE     FIVE    TEN
                                               YEAR    YEAR   YEAR

   Fund's rank in peer group: ..............     4       1       1

   Number of Funds in peer group: ..........   380     255     143

   Peer group average annual total return: .  3.44%   4.71%   4.40%

   Lipper categories in peer group: ........        MONEY MARKET


    * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                         FUND YIELD AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                      IBC
                         FUND      MONEY FUND
--------------------------------------------------------------------------------
  7-day current         1.78%+        1.58%
--------------------------------------------------------------------------------
  7-day effective        1.80%        1.59%
--------------------------------------------------------------------------------

  CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE ELFUN MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

  EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

                               INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital by investing primarily in short-term, U.S. dollar denominated money market instruments.


AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2001.

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


ELFUN MONEY MARKET FUND

MARKET VALUE OF $381,689

[ELFUN MONEY MARKET FUND PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

COMMERICAL PAPER 38.6%
CERTIFICATES OF DEPOSITS 35.3%
U.S. GOVERNMENTS 26.0%
TIME DEPOSITS 0.1%


                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 99.6%
--------------------------------------------------------------------------------


U.S. GOVERNMENTS -- 25.9%


U.S. AGENCIES (D)

Federal Farm Credit Bank
4.46%      02/04/02 ............  $10,500  $    10,457
Federal Home Loan
   Mortgage Corp.
3.45%      01/03/02 ............    6,000        5,999
1.87%      01/18/02 ............    9,000        8,992
1.88%      03/28/02 ............   23,230       23,109
1.96%      09/20/02 ............   13,870       13,674
                                                51,774
Federal National
   Mortgage Assoc.
3.40%      01/31/02 ............    9,120        9,095
4.44%      03/22/02 ............    1,000          990
3.83%      04/05/02 ............   14,850       14,705
3.38%      05/03/02 ............    7,510        7,426
1.83%      05/30/02 ............    5,000        4,962
                                                37,178
TOTAL U.S. GOVERNMENTS
   (COST $99,409) ..............                99,409

                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 38.4%

Barclays US Funding Corp.
1.87%      02/08/02 ............  $15,000   $   14,970
Citicorp
1.79%      01/14/02 ............   14,960       14,950
Credit Suisse
1.81%      01/11/02 ............   14,960       14,953
Goldman Sachs Group LP
1.90%      01/23/02 ............    1,000          999
2.25%      01/23/02 ............   14,940       14,919
J.P. Morgan & Chase Co.
2.02%      02/19/02 ............   15,200       15,158
Morgan Stanley Dean Witter
1.80%      01/18/02 ............   15,030       15,017
National Australia
   Funding Corp.
2.01%      02/27/02 ............   14,900       14,853
Royal Bank of Canada
2.089%     01/28/02 ............   14,780       14,757
Toronto Dominion Holdings
2.31%      01/14/02 ............   15,000       14,988
UBS Finance Inc.
1.80%      01/02/02                11,520       11,519
TOTAL COMMERCIAL PAPER
   (COST $147,083) .............               147,083

YANKEE CERTIFICATES OF DEPOSIT -- 35.2%

Abbey National PLC
2.17%      01/25/02 ............   15,020       15,020
Bank of Montreal
2.31%      01/10/02 ............   15,020       15,020
Bank of Nova Scotia
1.85%      03/04/02 ............   14,940       14,940
Bayerische Hypotheken Bank
2.32%      01/14/02 ............   15,060       15,060
Canadian Imperial Bank
   of Commerce
1.87%      02/28/02 ............   14,880       14,880
Deutsche Bank AG
2.25%      01/22/02 ............   14,950       14,950
Dexia Bank
1.80%      03/19/02 ............   14,980       14,980


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN MONEY MARKET FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------

Dresdner Bank AG
1.89%      03/06/02 ............  $14,950  $    14,900
Societe Generale
   North America Inc.
1.77%      03/25/02 ............   15,220       15,158
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $134,908) .............               134,908

TIME DEPOSIT -- 0.1%

State Street Cayman Islands
1.563%     01/02/02
   (COST $ 289) ................      289          289

TOTAL SHORT-TERM INVESTMENTS
   (COST $381,689) .............               381,689

OTHER ASSETS AND LIABILITIES,
   NET 0.4% ....................                 1,482
                                              --------

NET ASSETS-- 100%                             $383,171
                                              ========


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)


Information on the preceding performance pages relating to the Funds' one year total return and top ten holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International Europe, Australasia, Fare East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), and the Lehman Brothers Municipal Bond Index (LBMI) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. MSCI World Index is a composite of 1,517 securities traded in 23 developed markets of the world. The MSCI EAFE is a composite of 1,023 foreign securities traded in 21 developed markets representing Europe, Australasia, and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI is a composite of investment grade, fixed-rate municipal bonds and is considered to be representative of the municipal bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,144 taxable money market funds.

The Elfun International Equity Fund changed its benchmark index during the fiscal year ended December 31, 2000 from the MSCI World Index to the MSCI EAFE Index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

    NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to $569; $4,040; $11,792; and $14,757 or 0.3%, 1.9%, 0.7% and 4.4% of net
    assets for the Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2001, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2001.

(j) At December 31, 2001, the security is in default of its interest payments.

(k) All or a portion of the security is out on loan.

(l) Escrowed to maturity. Bonds are collateralized by U.S Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.



(m) Prerefunded. Bonds are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n) The security is insured by FGIC, MBIA, AMBAC, or FSA. The Elfun Tax-Exempt Income Fund had insurance concentrations of 5% or greater as of December 31, 2001 (as a percentage of net assets) as follows:

                  MBIA              27.5%
                  AMBAC             14.5%

(o) All or a portion of the security purchased with collateral from securities lending.

(p) GE Asset Management, Inc. ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

* Principal amount is less than $500.

** Less than 0.01%.

ABBREVIATIONS:
   ADR    --    American Depositary Receipt
   AMBAC  --    AMBAC Indemnity Corporation
   FDR    --    Finnish Depositary Receipt
   FGIC   --    Financial Guaranty Insurance Corporation
   FSA    --    Financial Security Assurance
   GDR    --    Global Depositary Receipt
   G.O.   --    General Obligation
   MBIA   --    Municipal Bond Investors Assurance Corporation
   Regd.  --    Registered
   SDR    --    Special Drawing Rights


                                                            FINANCIAL HIGHLIGHTS

    SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN INTERNATIONAL EQUITY FUND                          2001        2000         1999          1998         1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $18.68       $24.32       $19.60        $17.00       $17.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.30         0.37         0.26          0.26         0.22
   Net realized and unrealized
      gains (losses) on investments ................     (3.87)       (2.61)        7.30          2.69         1.26
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....     (3.57)       (2.24)        7.56          2.95         1.48
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.27         0.34         0.23          0.22         0.17
   Net realized gains ..............................      0.02         3.06         2.61          0.13         1.98
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       0.29         3.40         2.84          0.35         2.15
NET ASSET VALUE, END OF YEAR .......................    $14.82       $18.68       $24.32        $19.60       $17.00
===========================================================================================================================

TOTAL RETURN(A) ....................................    (19.07)%      (8.97)%      38.90%        17.36%        8.47%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........    $194,306     $269,486    $292,334      $207,466     $193,492
   Ratios to average net assets:
      Net investment income (loss) .................       1.74%        1.55%       1.22%         1.32%       1.17%
      Expenses .....................................       0.26%        0.15%       0.20%         0.31%       0.24%
   Portfolio turnover rate .........................         53%          59%         67%           54%         83%
===========================================================================================================================

ELFUN TRUSTS .......................................     2001        2000         1999          1998         1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $67.52       $69.81       $62.58        $55.81       $46.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.50         0.66         0.63          0.83         0.75
   Net realized and unrealized
      gains (losses) on investments ................     (4.53)        3.43        11.64         11.93        13.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....                  (4.03)        4.09         12.27        12.76
14.23
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.50         0.66         0.62          0.83         0.74
   Net realized gains ..............................      2.80         5.72         4.42          5.16         4.14
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      3.30         6.38         5.04          5.99         4.88
NET ASSET VALUE, END OF YEAR .......................    $60.19       $67.52       $69.81        $62.58       $55.81
===========================================================================================================================

TOTAL RETURN(A) ....................................     (5.98)%       5.89%       19.74%        22.94%       30.86%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........  $2,552,776    $2,792,861  $2,758,535   $2,368,878   $1,981,395
   Ratios to average net assets:
      Net investment income (loss) .................      0.79%        0.92%        0.91%         1.35%        1.39%
      Expenses .....................................      0.16%        0.10%        0.12%         0.12%        0.09%
   Portfolio turnover rate .........................         9%          12%          11%           15%         16%


------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                            FINANCIAL HIGHLIGHTS

    SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN DIVERSIFIED FUND                                    2001         2000         1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $20.01       $21.12       $20.18        $19.16       $17.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.56         0.69         0.60          0.61         0.56
   Net realized and unrealized
      gains (losses) on investments ................     (1.10)        0.45         2.22          2.66         2.64
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....     (0.54)        1.14         2.82          3.27         3.20
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.57         0.70         0.59          0.60         0.56
   Net realized gains ..............................      0.51         1.55         1.29          1.65         0.75
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      1.08         2.25         1.88          2.25         1.31
NET ASSET VALUE, END OF YEAR .......................    $18.39       $20.01       $21.12        $20.18       $19.16
===========================================================================================================================

TOTAL RETURN(A) ....................................     (2.73)%       5.46%       14.04%        17.14%       18.58%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........    $212,490     $217,074     $208,128     $177,582     $143,808
   Ratios to average net assets:
      Net investment income (loss) .................       2.92%        3.18%        2.83%         3.00%        3.11%
      Expenses .....................................       0.21%        0.15%        0.20%         0.25%        0.22%
   Portfolio turnover rate .........................        109%         105%          98%          126%         100%
---------------------------------------------------------------------------------------------------------------------------


ELFUN TAX-EXEMPT INCOME FUND                              2001         2000         1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .................    $11.68       $10.98       $11.98        $11.93       $11.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.60         0.62         0.61          0.62         0.65
   Net realized and unrealized
      gains (losses) on investments ................     (0.06)        0.70        (0.96)         0.10         0.43
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            0.54         1.32        (0.35)         0.72         1.08
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.60         0.62         0.61          0.62         0.65
   Net realized gains                                     0.02           --         0.04          0.05         0.11
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       0.62         0.62         0.65          0.67         0.76
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $11.60       $11.68       $10.98        $11.98       $11.93
===========================================================================================================================

TOTAL RETURN(A)                                           4.70%       12.37%       (3.01)%        6.21%        9.59%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)            $1,590,697   $1,548,384  $1,365,181    $1,486,373    $1,394,734
   Ratios to average net assets:
      Net investment income (loss)                        5.13%        5.47%        5.31%         5.18%        5.52%
      Expenses                                            0.14%        0.09%        0.14%         0.10%        0.10%
   Portfolio turnover rate                                  22%          22%          24%           18%          28%


------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                      FINANCIAL HIGHLIGHTS

                                               SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN INCOME FUND                                         2001        2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $11.10       $10.72       $11.56        $11.61       $11.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.68         0.74         0.73          0.72         0.75
   Net realized and unrealized
      gains (losses) on investments ................      0.18         0.40        (0.80)         0.24         0.29
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      0.86         1.14        (0.07)         0.96         1.04
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.69         0.76         0.73          0.75         0.75
   Net realized gains ..............................        --           --         0.04          0.26           --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.69         0.76         0.77          1.01         0.75
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................    $11.27       $11.10       $10.72        $11.56       $11.61
===========================================================================================================================

TOTAL RETURN(A) ....................................      7.97%       11.11%       (0.62)%        8.49%        9.58%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........    $336,747     $285,477     $267,981      $274,082     $230,963
   Ratios to average net assets:
      Net investment income (loss) .................      5.94%        6.83%        6.55%         6.12%        6.56%
      Expenses .....................................      0.19%        0.16%        0.18%         0.22%        0.20%
   Portfolio turnover rate .........................       238%         221%         211%          216%         222%
---------------------------------------------------------------------------------------------------------------------------

ELFUN MONEY MARKET FUND ............................      2001        2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................     $1.00        $1.00        $1.00         $1.00        $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.04         0.06         0.05          0.05         0.05
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....                   0.04         0.06          0.05         0.05
0.05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.04         0.06         0.05          0.05         0.05
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.04         0.06         0.05          0.05         0.05
NET ASSET VALUE, END OF YEAR .......................     $1.00        $1.00        $1.00         $1.00        $1.00
===========================================================================================================================

TOTAL RETURN(A) ....................................      4.16%        6.40%        5.11%         5.39%        5.45%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........    $383,171     $349,735    $286,992      $203,920      $167,385
   Ratios to average net assets:
      Net investment income (loss)                         4.05%        6.20%       4.91%         5.21%        5.27%
      Expenses .....................................       0.17%        0.17%       0.19%         0.25%        0.24%

--------------
NOTES TO FINANCIAL HIGHLIGHTS
(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.


-------------------
See Notes to Financial Highlights and Notes to Financial Statements.


  STATEMENTS OF ASSETS                                                          ELFUN
  AND LIABILITIES DECEMBER 31, 2001                                     INTERNATIONAL                        ELFUN
  (AMOUNTS IN THOUSANDS)                                                  EQUITY FUND                       TRUSTS

ASSETS
   Investments in securities, at market*
       (cost $208,573; $1,279,628; $190,288; $1,500,071;
       $371,249; and $0, respectively) ............................          $188,740                     $2,469,737
   Short-term investments (at amortized cost) .....................             5,411                        105,777
   Foreign currency (cost $239; $0; $61; $0; $0;
       and $0, respectively) ......................................               239                             --
   Receivable for investments sold ................................                 7                             --
   Income receivables .............................................               359                          2,057
   Receivable for fund units sold .................................                69                            986
   Receivable from GEAM ...........................................               192                            --

-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................           195,017                      2,578,557
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to unitholders ...........................                 2                            --
   Payable upon return of securities loaned .......................               --                          23,938
   Payable for investments purchased ..............................               126                            --
   Payable for fund units redeemed ................................               583                            977
   Payable to GEAM ................................................               --                             866
   Payable for total return swaps .................................                --                             --

-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................               711                         25,781

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................          $194,306                     $2,552,776
===============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ................................................           221,753                      1,361,022
   Undistributed (distributions in excess)
       net investment income ......................................                30                            357
   Accumulated net realized gain (loss) ...........................            (7,646)                         1,288
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................           (19,833)                     1,190,109
       Foreign currency related transactions ......................                 2                            --

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................          $194,306                     $2,552,776
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ..........................................            13,111                         42,412
Net asset value, offering and redemption price per unit ...........        $    14.82                   $      60.19

* Includes $22,642 and $35,504 of securities on loan in the Elfun Trusts and Elfun Income Fund, respectively.

------------------
See Notes to Financial Statements.


  STATEMENTS OF ASSETS                                                        ELFUN                           ELFUN
  AND LIABILITIES DECEMBER 31, 2001                                     DIVERSIFIED                      TAX-EXEMPT
  (AMOUNTS IN THOUSANDS)                                                       FUND                     INCOME FUND

ASSETS
   Investments in securities, at market*
       (cost $208,573; $1,279,628; $190,288; $1,500,071;
       $371,249; and $0, respectively) ............................        $211,525                      $1,568,795
   Short-term investments (at amortized cost) .....................          10,909                           6,010
   Foreign currency (cost $239; $0; $61; $0; $0;
       and $0, respectively) ......................................              61                             --
   Receivable for investments sold ................................             192                             --
   Income receivables .............................................             991                          24,660
   Receivable for fund units sold .................................              50                             461
   Receivable from GEAM ...........................................              24                             --

------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................         223,752                       1,599,926
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to unitholders ...........................              44                           1,330
   Payable upon return of securities loaned .......................             --                              --
   Payable for investments purchased ..............................          11,152                           6,603
   Payable for fund units redeemed ................................              43                             631
   Payable to GEAM ................................................             --                              665
   Payable for total return swaps .................................              23                              --

------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................          11,262                           9,229

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................        $212,490                      $1,590,697
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ................................................         191,951                       1,520,331
   Undistributed (distributions in excess)
       net investment income ......................................              37                             --
   Accumulated net realized gain (loss) ...........................            (735)                          1,642
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................          21,237                          68,724
       Foreign currency related transactions ......................             --                              --

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................        $212,490                      $1,590,697
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ..........................................          11,553                         137,073
Net asset value, offering and redemption price per unit ...........      $    18.39                   $       11.60


  STATEMENTS OF ASSETS                                                                                          ELFUN
  AND LIABILITIES DECEMBER 31, 2001                                             ELFUN                    MONEY MARKET
  (AMOUNTS IN THOUSANDS)                                                   INCOME FUND                           FUND

ASSETS
   Investments in securities, at market*
       (cost $208,573; $1,279,628; $190,288; $1,500,071;
       $371,249; and $0, respectively) ............................           $374,233                   $        --
   Short-term investments (at amortized cost) .....................             51,331                        381,689
   Foreign currency (cost $239; $0; $61; $0; $0;
       and $0, respectively) ......................................                --                             --
   Receivable for investments sold ................................              2,700                            --
   Income receivables .............................................              3,564                            343
   Receivable for fund units sold .................................                 65                          2,419
   Receivable from GEAM ...........................................                 66                            --

----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................            431,959                        384,451
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to unitholders ...........................                354                            129
   Payable upon return of securities loaned .......................             36,420                            --
   Payable for investments purchased ..............................             58,204                            --
   Payable for fund units redeemed ................................                153                          1,056
   Payable to GEAM ................................................                --                              95
   Payable for total return swaps .................................                 81                             --

----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................             95,212                          1,280

----------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................           $336,747                       $383,171
======================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ................................................            339,428                        383,159
   Undistributed (distributions in excess)
       net investment income ......................................                157                             12
   Accumulated net realized gain (loss) ...........................             (5,822)                           --
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................              2,984                            --
       Foreign currency related transactions ......................                --                             --

----------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................           $336,747                       $383,171
----------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ..........................................             29,874                        383,173
Net asset value, offering and redemption price per unit ...........         $    11.27                    $      1.00

  STATEMENTS OF OPERATIONS                                        ELFUN                                ELFUN              ELFUN
  FOR THE YEAR ENDED DECEMBER 31, 2001                    INTERNATIONAL             ELFUN        DIVERSIFIED         TAX-EXEMPT
  (AMOUNTS IN THOUSANDS)                                    EQUITY FUND            TRUSTS               FUND        INCOME FUND


INVESTMENT INCOME

   INCOME:
      Dividends ....................................         $   4,531          $   20,482        $   1,495         $      --
      Interest* ....................................               436               4,288            5,202             83,747
      Less: Foreign taxes withheld .................              (532)                (52)             (82)               --

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ....................................             4,435              24,718            6,615             83,747
------------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration expenses ......................               243               2,579              206              1,515
      Unitholder servicing agent expenses ..........                94                 389               67                153
      Transfer agent expenses ......................               200                 754              131                297
      Custody and accounting expenses ..............                29                 299               23                169
      Professional fees ............................                 5                  52                4                 29
      Registration, filing, printing and
         miscellaneous expenses ....................                15                 147               13                 82

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ..................................               586               4,220              444              2,245
------------------------------------------------------------------------------------------------------------------------------------

   NET INVESTMENT INCOME ...........................             3,849              20,498            6,171             81,502
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ..................................            (6,043)            113,128            5,079             10,664
      Futures ......................................               --                  --               (16)               --
      Foreign currency related transactions ........              (307)                --               (35)               --
      Swaps ........................................               --                  --                98                --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION /
      (DEPRECIATION) ON:
      Investments ..................................           (47,246)           (301,751)         (17,277)           (18,969)
      Foreign currency related transactions ........                (5)                --                (2)               --

------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ..............................           (53,601)           (188,623)         (12,153)            (8,305)
------------------------------------------------------------------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................          $(49,752)          $(168,125)       $  (5,982)           $73,197
====================================================================================================================================

* Income attributable to securities lending activity, net of rebate expenses, for the Elfun Trusts and Elfun Income Fund was $124 and $545, respectively.

------------------
See Notes to Financial Statements.

  STATEMENTS OF OPERATIONS                                                                     ELFUN
  FOR THE YEAR ENDED DECEMBER 31, 2001                         ELFUN                    MONEY MARKET
  (AMOUNTS IN THOUSANDS)                                  INCOME FUND                           FUND


INVESTMENT INCOME

   INCOME:
      Dividends ....................................      $       48                    $      --
      Interest* ....................................          19,257                        15,590
      Less: Foreign taxes withheld .................             --                            --

-----------------------------------------------------------------------------------------------------
   TOTAL INCOME ....................................          19,305                        15,590
-----------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration expenses ......................             283                           348
      Unitholder servicing agent expenses ..........              85                            74
      Transfer agent expenses ......................             167                           143
      Custody and accounting expenses ..............              31                            38
      Professional fees ............................               5                             7
      Registration, filing, printing and
         miscellaneous expenses ....................              17                            19

-----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ..................................             588                           629
-----------------------------------------------------------------------------------------------------

   NET INVESTMENT INCOME ...........................          18,717                        14,961
=====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ..................................           4,568                           --
      Futures ......................................             --                            --
      Foreign currency related transactions ........             --                            --
      Swaps ........................................             341                           --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION /
      (DEPRECIATION) ON:
      Investments ..................................            (112)                          --
      Foreign currency related transactions ........             --                            --

-----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ..............................           4,797                           --
-----------------------------------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................         $23,514                       $14,961
=====================================================================================================


STATEMENTS OF CHANGES IN NET ASSETS                                        ELFUN
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000                     INTERNATIONAL                       ELFUN
(AMOUNTS IN THOUSANDS)                                               EQUITY FUND                      TRUSTS

                                                                 2001           2000            2001          2000
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..............................    $   3,849    $    4,612      $    20,498    $    25,633
      Net realized gain (loss) on investments,
         futures, foreign currency
         related transactions and swaps ..................       (6,350)       36,201          113,128        220,179
      Net increase (decrease) in unrealized
         appreciation / (depreciation) ...................      (47,251)      (69,074)        (301,751)       (85,128)

-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ............      (49,752)      (28,261)        (168,125)       160,684
-----------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ..............................       (3,528)       (4,200)         (20,481)       (25,607)
      Net realized gains .................................         (280)      (37,830)        (114,299)      (221,119)

-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................       (3,808)      (42,030)        (134,780)      (246,726)

-----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions .......................      (53,560)      (70,291)        (302,905)       (86,042)
-----------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ........................       34,481        48,242          104,512        122,371
      Value of distributions reinvested ..................        3,445        38,258          100,308        182,760
      Cost of units redeemed .............................      (59,546)      (39,057)        (142,000)      (184,763)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ........      (21,620)       47,443           62,820        120,368
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      (75,180)      (22,848)        (240,085)        34,326

NET ASSETS
   Beginning of year .....................................      269,486       292,334        2,792,861      2,758,535
-----------------------------------------------------------------------------------------------------------------------------
   End of year ...........................................     $194,306      $269,486       $2,552,776     $2,792,861
=============================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS) OF
   NET INVESTMENT INCOME, END OF YEAR ....................     $     30      $    (33)      $      357     $      340


CHANGES IN FUND UNITS


Units sold by subscription ...............................        2,145         2,002            1,660          1,727
Issued for distributions reinvested ......................          236         2,083            1,658          2,716
Units redeemed ...........................................       (3,697)       (1,678)          (2,272)        (2,593)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ....................       (1,316)        2,407            1,046          1,850
=============================================================================================================================

------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS                                      ELFUN                          ELFUN
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000                     DIVERSIFIED                     TAX-EXEMPT
(AMOUNTS IN THOUSANDS)                                                    FUND                    INCOME FUND

                                                                   2001      2000              2001          2000
-----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..............................    $    6,171   $   6,770       $    81,502  $     78,115
      Net realized gain (loss) on investments,
         futures, foreign currency
         related transactions and swaps ..................         5,126      15,116            10,664       (2,410)
      Net increase (decrease) in unrealized
         appreciation / (depreciation) ...................       (17,279)    (10,681)          (18,969)      92,099

-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ............        (5,982)     11,205            73,197      167,804
-----------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ..............................        (6,204)     (6,853)          (81,502)     (78,115)
      Net realized gains .................................        (5,553)    (15,240)           (2,328)         --

-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................       (11,757)    (22,093)          (83,830)     (78,115)

-----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions .......................       (17,739)    (10,888)          (10,633)      89,689
-----------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ........................        16,963      22,527           101,125      166,105
      Value of distributions reinvested ..................        10,910      20,643            58,264       52,896
      Cost of units redeemed .............................       (14,718)    (23,336)         (106,443)    (125,487)
-----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ........        13,155      19,834            52,946       93,514
-----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............        (4,584)      8,946            42,313      183,203

NET ASSETS
   Beginning of year .....................................       217,074     208,128         1,548,384    1,365,181
-----------------------------------------------------------------------------------------------------------------------
   End of year ...........................................      $212,490    $217,074        $1,590,697   $1,548,384
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS) OF
   NET INVESTMENT INCOME, END OF YEAR ....................      $     37    $      6        $       --   $       --


CHANGES IN FUND UNITS


Units sold by subscription ...............................           874       1,045             8,590       14,840
Issued for distributions reinvested ......................           594       1,037             4,960        4,719
Units redeemed ...........................................          (766)     (1,085)           (9,061)     (11,261)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ....................           702         997             4,489        8,298
=======================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS                                                                        ELFUN
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000                             ELFUN                    MONEY MARKET
(AMOUNTS IN THOUSANDS)                                                INCOME FUND                           FUND

                                                                   2001         2000             2001         2000
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..............................      $  18,717   $  18,255          $  14,961    $ 19,165
      Net realized gain (loss) on investments,
         futures, foreign currency
         related transactions and swaps ..................          4,909      (3,867)               --          --
      Net increase (decrease) in unrealized
         appreciation / (depreciation) ...................           (112)     13,876                --          --

---------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ............         23,514      28,264             14,961      19,165
---------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ..............................        (19,150)    (18,875)           (14,961)    (19,165)
      Net realized gains .................................            --          --                 --          --

---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................        (19,150)    (18,875)           (14,961)    (19,165)

---------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions .......................          4,364       9,389                --          --
---------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ........................         65,876      33,731            243,433     350,660
      Value of distributions reinvested ..................         15,850      15,615             14,605      18,187
      Cost of units redeemed .............................        (34,820)    (41,239)          (224,602)   (306,104)
---------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ........         46,906       8,107             33,436      62,743
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............         51,270      17,496             33,436      62,743

NET ASSETS
   Beginning of year .....................................        285,477     267,981            349,735     286,992
---------------------------------------------------------------------------------------------------------------------
   End of year ...........................................       $336,747    $285,477           $383,171    $349,735
=====================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS) OF
   NET INVESTMENT INCOME, END OF YEAR ....................       $    157    $    249           $     12    $     12


  CHANGES IN FUND UNITS


Units sold by subscription ...............................          5,825       3,118            243,433     350,660
Issued for distributions reinvested ......................          1,407       1,448             14,605      18,187
Units redeemed ...........................................         (3,086)     (3,836)          (224,602)   (306,104)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ....................          4,146         730             33,436      62,743
=====================================================================================================================

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001

1.   ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated ("GEAM"), the Funds' investment adviser, is a wholly owned subsidiary of General Electric Company. On March 31, 2000, General Electric Investment Corporation, which previously had served as the Funds' investment adviser, was merged into GEAM.

2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; such prices represent the mean of the bid and ask of the secondary market. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, Elfun Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the
                                       58

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001


market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized exchange gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001

degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitment. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts would appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contract's terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES
(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 2001, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001


FUND                               AMOUNT      EXPIRES
--------------------------------------------------------------------------------
Elfun International Equity Fund    $5,843       2009
Elfun Income Fund                   4,464       2008
Elfun Money Market Fund                 0*      2009
*Less than $1,000

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The following Fund elected to defer losses incurred after October 31, 2001 as follows:

FUND                              CURRENCY     CAPITAL
--------------------------------------------------------------------------------
Elfun Income Fund                    $--      $1,250

DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, activity from passive foreign investment companies, treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

REVISED AUDIT AND ACCOUNTING GUIDE

As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide requires changes for investment company financial statements. These changes had no impact on the Fund's net asset values.

3.   LINE OF CREDIT
Effective December 19, 2001, and expiring December 18, 2002, the Funds share a revolving credit facility of up to $50 million with a number of their affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Funds during the period ended December 31, 2001.

4.   FEES AND COMPENSATION
     PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 2001, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administrative expenses and unitholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 2001, was as follows:
                                                            NET
                           GROSS           GROSS        UNREALIZED
                        UNREALIZED      UNREALIZED     APPRECIATION/
                       APPRECIATION    DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------
Elfun International
   Equity Fund         $     9,905       $29,738       $   (19,833)
Elfun Trusts             1,267,523        77,414         1,190,109
Elfun Diversified
   Fund                     30,545         9,308            21,237
Elfun Tax-Exempt
   Income Fund              76,084         7,360            68,724
Elfun Income Fund            6,630         3,646             2,984

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 2001.

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2001, were as follows:
                                  PURCHASES     SALES
--------------------------------------------------------------------------------
Elfun International
   Equity Fund                   $113,511    $124,975
Elfun Trusts                      227,994     265,602
Elfun Diversified Fund            245,500     222,447
Elfun Tax-Exempt
   Income Fund                    395,630     342,271
Elfun Income Fund                 836,962     732,917

OPTIONS

During the period ended December 31, 2001, there were no option contracts written.

SWAP AGREEMENTS

Open swap transactions held by the Funds consisted of the following as of December 31, 2001:

ELFUN DIVERSIFIED FUND                                     NOTIONAL AMOUNT
--------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley
Capital Services Inc. on the investment
grade portion of the Lehman Brothers
Collateralized Mortgage Backed Securities
Index. Fund receives/pays the positive/
negative return on the Index and pays one
month LIBOR minus 40 basis points
monthly, expires January 31, 2002.                                  $1,593


ELFUN INCOME FUND                                          NOTIONAL AMOUNT
--------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley
Capital Services Inc. on the investment
grade portion of the Lehman Brothers
Collateralized Mortgage Backed Securities
 Index. Fund receives/pays the positive/
negative return on the Index and pays one
month LIBOR minus 40 basis points
monthly, expires January 31, 2002.                                  $5,525

SECURITY LENDING

At December 31, 2001, the following Funds participated in securities lending:

                   LOANED SECURITIES
                     AT MARKET VALUE      CASH COLLATERAL
--------------------------------------------------------------------------------
Elfun Trusts            $ 22,642             $23,938

Elfun Income
   Fund                   35,504              36,421

                                                    INDEPENDENT AUDITORS' REPORT

[KPMG LOGO OMITTED]

THE BOARD OF TRUSTEES
ELFUN FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments, as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                              /S/ KPMG LLP

Boston, Massachusetts
February 8, 2002

                                                      TAX INFORMATION, UNAUDITED


The Elfun International Equity Fund has elected to pass through foreign taxes paid in 2001 to its unitholders of record on December 26, 2001. The total amounts of foreign source income and foreign taxes paid are $0.34846 and $0.04108 per unit, respectively. Additional information needed by unitholders to prepare their 2001 Federal income tax returns has been provided with Forms 1099-DIV.

Of the dividends paid from net investment income by the Elfun Tax-Exempt Income Fund for the tax period ended December 31, 2001, 98.17% represents exempt interest dividends for Federal income tax purposes.

During the year ended December 31, 2001, the following Elfun Funds paid to unitholders of record on December 26, 2001 the following long-term capital gain distributions:

FUND                                PER UNIT AMOUNT
---------------------------------------------------
Elfun International Equity Fund       $0.02160
Elfun Trusts                           2.80366
Elfun Diversified Fund                 0.48429
Elfun Tax-Exempt Income Fund           0.01700

                                               ADDITIONAL INFORMATION, UNAUDITED


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JOHN H. MYERS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 55

POSITION(S) HELD WITH FUND Trustee TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer and Director of GEAM since 1997, Director of GEAM since 1988, and Executive Vice President of GEAM - Fixed Income and Alternative Investments from 1988-1996; President, Chief Executive Officer and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM), Director of GEIC from 1987-2000, Executive Vice President - Fixed Income and Alternative Investments of GEIC from 1986-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Hilton Hotels Corporation since 2000; XO Communications since 2001; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1986


--------------------------------------------------------------------------------
EUGENE K. BOLTON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 56

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Domestic Equity Investments and Director of GEAM since 1991; Executive Vice President - Domestic Equity Investments and Director of GEIC from 1991-2000 (when GEIC was merged into GEAM); Senior Vice President - Pension Fund Portfolios of GEIC from 1987 to 1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Savings & Security Funds
and General Electric Pension Trust since 1991


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 51

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   64

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board, Chief Executive Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of Centurion Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 54

POSITION(S) HELD WITH FUND Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   64

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1987.

                                               ADDITIONAL INFORMATION, UNAUDITED


--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 45

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993


--------------------------------------------------------------------------------
ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 52

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income and Director of GEAM since 1997; Executive Vice President - Fixed Income and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM); Senior Vice President - Taxable Fixed Income of GEAM and GEIC from 1990-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1997


--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 44

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993

--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 48

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1999

                                                    ELFUN FUNDS' INVESTMENT TEAM


PORTFOLIO MANAGERS

ELFUN INTERNATIONAL EQUITY FUND
Ralph R. Layman
Michael J. Solecki


ELFUN TRUSTS
David B. Carlson


ELFUN DIVERSIFIED FUND
David B. Carlson
Ralph R. Layman
Robert A. MacDougall


ELFUN TAX-EXEMPT INCOME FUND
Michael Caufield


ELFUN INCOME FUND
ELFUN MONEY MARKET FUND
Team led by
Robert A. MacDougall


INVESTMENT ADVISER
GE Asset Management Incorporated


INDEPENDENT AUDITORS
KPMG LLP


CUSTODIAN
State Street Bank & Trust Company


UNITHOLDER SERVICING AGENT
Address all inquiries to:
GE Mutual Funds
P.O. Box 219631
Kansas City, MO 64121-9631


OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT,
AND CHIEF EXECUTIVE OFFICER
GE ASSET MANAGEMENT INCORPORATED

Eugene K. Bolton, TRUSTEE, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EVP, MUTUAL FUNDS

Ralph R. Layman, TRUSTEE, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, MARKETING

Donald W. Torey, TRUSTEE, EVP, PRIVATE EQUITIES AND REAL ESTATE

John J. Walker, TRUSTEE, EVP, CHIEF FINANCIAL OFFICER

                      [This Page Left Intentionally Blank]

                                                            SHAREHOLDER SERVICES

NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at WWW.ELFUN.ORG.

Here are some of the benefits of our online service:

o View account balance and transaction history    o View and order tax forms
o Make exchanges                                  o View quarterly statements
o Redeem shares                                   o Change address
o Purchase shares                                 o Re-order money market checks

Many more features will be added to the web site in the future for your convenience.


NEW EXTENDED TELEPHONE SERVICE


Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.


AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.


CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds
P. O. Box 219631
Kansas City, MO 64121-9631.


We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

                                 ---------------
                                    PRESORTED
                                  U.S. POSTAGE
                                      PAID
                                   CANTON, MA
                                 PERMIT NO. 313
                                 ---------------


ELFUN FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDE RIDGE ROAD, BUILDING B
STAMFORD, CT 06927



[GE LOGO OMITTED]

                                                                    ELF-2 (2/02)
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